UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2668

Oppenheimer Rochester AMT-Free Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/31/2014

Item 1. Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	2.26%	-2.59%	2.99%
1-Year	-4.83	-9.35	-1.07
5-Year	12.46	11.37	5.54
10-Year	2.34	1.84	4.43

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

The Fund’s name was changed to Oppenheimer Rochester AMT-Free Municipal Fund, from Oppenheimer AMT-Free Municipals, on November 27, 2013.

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

For investors in the top federal income tax bracket as of January 31, 2014 – when the Fund’s Class A shares had a tax-free distribution yield of 5.98% at net asset value (NAV) and a six-month total return of 2.26% (without sales charge) – the Fund produced as much after-tax income as a taxable investment yielding 10.64%. In the last month of this reporting period, as many investors had anticipated, the Federal Reserve began to “taper” what had been a $85 billion-a-month bond purchasing initiative. Declining prices in the muni market had an adverse effect on NAVs and total returns of municipal bond funds throughout the industry, including this Fund’s. To the benefit of our shareholders, tax-free income provided 100% of the Fund’s positive total return (without sales charge) this reporting period.

MARKET OVERVIEW

Amid sluggish economic growth this reporting period, many investors grew increasingly concerned about the potential impact of any change to the Federal Reserve’s policy of quantitative easing.

In mid-November 2013, Fed Chairman Ben S. Bernanke spoke frankly about his reason for holding regular press conferences – the first of their kind for the Fed – as he approached the end of his 8-year tenure, saying that “transparency in monetary policy enhances public understanding and confidence.”

Bernanke’s explanation came in the aftermath of the market’s reaction to a Fed announcement in June that it was “prepared to increase or reduce the pace of its purchases” and that the short-term Fed Funds target rate, which it controls, would remain between zero and 0.25%. The initial market reaction in June – a sharp sell-off among those who believed that a policy change was imminent – continued to haunt fixed-income investors for the rest of the reporting period.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	5.98%
Dividend Yield with sales charge	5.70
Standardized Yield	6.02
Taxable Equivalent Yield	10.64
Last distribution (1/28/14)	$0.033
Total distributions (8/1/13 to 1/31/14)	$0.197

 Endnotes for this discussion begin on page 13 of this report

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By the time Bernanke and other Fed officials tried to correct the market’s interpretation of what had been communicated, prices of municipal bonds had fallen and bond fund outflows worsened. As a result, yields rose, effectively turning the investors’ fears into a reality. Investors who were able to ride out the price volatility and focus on the long term were able to buy bonds with higher yields.

On January 3, 2014, Janet Yellen, who had been the Fed’s Vice Chair, was confirmed by the U.S. Senate to succeed Bernanke. She had been nominated in October 2013 after Lawrence Summers, the early front runner, withdrew from consideration. During the reporting period, many news reports and market analysts speculated as to how policies might change under new leadership.

AAA-rated municipal securities remained “cheap to Treasuries” for virtually all of this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

As of January 31, 2014, the average yield on 30-year, AAA-rated muni bonds was 4.09%, up 19 basis points from July 31,

2013. On January 31, 2014, the average yield on 10-year, AAA-rated muni bonds was 2.56%, down 32 basis points from the July 2013 date, and the average yield on 1-year, AAA-rated muni bonds was 0.19%, down 10 basis points from the July 2013 date.

During this reporting period, media coverage about municipal debt issued in Puerto Rico and Detroit’s bankruptcy, which occurred during the previous reporting period, contributed to market volatility. Details about the Fund’s Puerto Rico holdings can be found in the Fund Performance section, which follows.

This Fund’s investments in Detroit include insured bonds issued by the Detroit City School District and tax increment financing securities (TIFs), which are secured by the incremental tax revenue that is created and collected once a real-estate developer makes incremental improvements to a property. This Fund also holds Detroit water and sewer bonds, which are secured by a dedicated revenue stream.

Investors should note that it often takes years for a municipality to emerge from bankruptcy. Negotiations are ongoing, and it is way too early for anyone to know with any degree of certainty how different creditors will be treated. Any long-term implications of Detroit’s filing will depend on how the bankruptcy judge ultimately rules. The Rochester team has been monitoring the fiscal conditions in the

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Motor City for years and will continue to do so.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester AMT-Free Municipal Fund held more than 890 securities as of January 31, 2014. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Class A shares had a distribution yield of 5.98% at net asset value as of January 31, 2014. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 10.64%, based on the Fund’s standardized yield as of January 31, 2014, and the top 2014 federal income tax rate. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The dividend trend for this long-term Fund shows the positive impact a yield-driven approach can have. The dividend of this Fund was raised to 3.3 cents per Class A share, from 3.2 cents, beginning with the September 2013 payout. In all, the Fund distributed 19.7 cents per share this reporting period.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 16.5% of the Fund’s total assets at the end of this reporting period. We like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

Investors should note that “credit spread widening”—which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases—was in evidence this reporting period and can adversely affect credit-sensitive sectors, including this sector.

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When spreads become wider, prices of high-grade muni bonds generally perform better than those of lower-rated bonds. Nonetheless, we continue to believe that the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

The Fund remained invested this reporting period in land development (or “dirt”) bonds, which are Special Assessment and Special Tax bonds that help finance the infrastructure needs of new real estate development. As of January 31, 2014, the Special Assessment and Special Tax sectors represented 11.8% and 3.7% of the Fund’s total assets, respectively.

Overall, we believe that the bonds in these sectors have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. While this sector can also be affected by “credit spread widening,” we continue to believe that carefully researched dirt bonds belong in our portfolios and that improvement in the housing market and the general economy could further strengthen the credit profiles of these sectors.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 10.0% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured,

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include general obligation (G.O.) debt, sales tax revenue bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. (Puerto Rico’s “tobacco bonds,” which are backed by proceeds from the MSA as discussed earlier in this report, represented an additional 0.4% of net assets on January 31, 2014.)

Since his inauguration, first-time governor Alejandro García Padilla has expanded on the fiscal discipline that was the hallmark of his predecessor, Luis Fortuño. We have been impressed by the current governor’s focus on the economy. Already he has cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

During this reporting period, Puerto Rico debt became the subject of a variety of critical reports. The coverage focused on the Commonwealth’s lingering economic difficulties, which were exacerbated by the Great Recession. The reports also failed to highlight the significant fiscal strides that the Commonwealth’s elected officials have made or the unique provisions in the island’s constitution that prioritize G.O. debt-service payments. This coverage led to increased pricing pressure in this sector.

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Many of the Fund’s G.O. securities were issued by Puerto Rico as of January 31, 2014. In all, G.O.s, which are backed by the full faith and taxing authority of state and local governments, represented 4.8% of total assets at the end of this reporting period. A wide assortment of U.S. municipalities comprised the rest of the Fund’s G.O. holdings.

More than 70% of the sales tax revenue bonds held by the Fund this reporting period were issued in Puerto Rico. In all, this sector represented 4.5% of the Fund’s total assets as of January 31, 2014, and included bonds issued in the U.S. Virgin Islands and a couple of California municipalities. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax cash flows.

Over the years, investors should note, Puerto Rico has demonstrated its ability and its willingness to honor its debt obligations. According to the Government Development Bank of Puerto Rico, “in the history of the Commonwealth of Puerto Rico, its public corporations and political subdivisions, there has been no instance of default in the timely payment of principal of, or interest on, any publicly held debt.”

At the end of this reporting period, the Commonwealth’s G.O. debt carried investment-grade ratings from the three national credit ratings agencies, and the island’s revenue-backed debt carried investment-grade ratings from Standard & Poor’s and Fitch Ratings. Late in the reporting period, the ongoing fiscal challenges in Puerto Rico led Moody’s Investor Services to place the island’s G.O. debt under review for possible downgrade.

February 2014 Update: After this reporting period ended, S&P, Moody’s and Fitch – in that order – downgraded Puerto Rico’s G.O.s and an assortment of other securities issued on island to below investment grade with negative implications. Throughout the industry, municipal bond funds with Puerto Rico holdings can expect to see an increase in the percentage of their assets that are below investment grade. At Oppenheimer Rochester, this Fund, like most of our funds, has a prospectus limitation on the purchases of below-investment-grade bonds (see page 10 for further details). Investors should note that our perspective has not changed: Puerto Rico continues to show a very strong willingness to pay bondholders; additionally, our credit research shows that coverage ratios are sufficient and legal

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protections remain strong for the bonds we hold. However, if market conditions deteriorate in Puerto Rico, the Fund’s share price could decline and shareholders could lose money.

Shareholders in this Fund and in many of our competitors’ funds have benefited over the long term from the triple-tax-free status of income generated by Puerto Rico holdings. While price volatility can be unnerving in the short term, the yields on Puerto Rico paper became increasingly attractive this reporting period.

As of January 31, 2014, the Fund was invested in the hospital/healthcare sector, comprising 10.7% of its total assets. Our holdings in this sector, which can also be affected by “credit spread widening,” consist of securities across the credit spectrum.

The Fund continued to favor the higher education sector this reporting period, which constituted 7.4% of total assets as of January 31, 2014. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. These bonds have regularly provided high levels of tax-free income.

The Fund’s holdings in municipal bonds issued by utilities represented 7.2% of total assets at the end of this reporting period. As of January 31, 2014, this set of holdings included sewer utilities with 2.8% of total assets, electric utilities with 2.6%, and water utilities with 1.8%. Gas utilities also made up a small percentage of the Fund’s holdings in this sector, all of which consist of securities in the mid-range of the credit spectrum.

Tax increment financing bonds (TIFs) constituted 6.2% of the Fund’s total assets at the end of the reporting period. Traditionally, this type of financing has been used for urban renewal projects. Increased tax collections as a result of inflation or an improving economy typically prove favorably for these types of bonds.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period, which was characterized by stable and low rates in the short-term market. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. During this reporting period, the prices of these securities were affected by market volatility. As is its

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penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

The Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of January 31, 2014, market movements or rating changes of municipal bonds caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

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The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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 Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	16.5%
Special Assessment	11.8
Hospital/Healthcare	10.7
Higher Education	7.4
Tax Increment Financing (TIF)	6.2
General Obligation	4.8
Sales Tax Revenue	4.5
Education	4.5
Special Tax	3.7
Diversified Financial Services	3.2
Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2014, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub-Adviser-Rated	Total
AAA	1.5%	0.1%	1.6%
AA	13.1	0.4	13.5
A	16.2	0.5	16.7
BBB	22.4	14.7	37.1
BB or lower	17.2	13.9	31.1
Total	70.4%	29.6%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 1/28/14

	Without Sales Charge	With Sales Charge
Class A	5.98%	5.70%
Class B	5.30	N/A
Class C	5.33	N/A
Class Y	6.21	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/14

Class A	6.02%

Class B	5.54

Class C	5.56

Class Y	6.55

TAXABLE EQUIVALENT YIELDS

As of 1/31/14

Class A	10.64%

Class B	9.79

Class C	9.82

Class Y	11.57

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/14

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPTAX)	10/27/76	2.26%	-4.83%	12.46%	2.34%	5.64%
Class B (OTFBX)	3/16/93	1.85%	-5.65%	11.50%	1.85%	3.68%
Class C (OMFCX)	8/29/95	2.03%	-5.60%	11.58%	1.55%	3.07%
Class Y (OMFYX)	11/29/10	2.55%	-4.48%	N/A	N/A	8.60%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/14

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPTAX)	10/27/76	-2.59%	-9.35%	11.37%	1.84%	5.50%
Class B (OTFBX)	3/16/93	-3.11%	-10.15%	11.24%	1.85%	3.68%
Class C (OMFCX)	8/29/95	1.04%	-6.50%	11.58%	1.55%	3.07%
Class Y (OMFYX)	11/29/10	2.55%	-4.48%	N/A	N/A	8.60%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested

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distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.033 for the 28-day accrual period ended January 28, 2014. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on January 28, 2014; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C, and Y are annualized based on dividends of $0.0291, $0.0292, and $0.0342, respectively, for the 28-day accrual period ended January 28, 2014, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

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The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value August 1, 2013	Ending Account Value January 31, 2014	Expenses Paid During 6 Months Ended January 31, 2014
Class A	$1,000.00	$1,022.60	$4.70
Class B	1,000.00	1,018.50	8.99
Class C	1,000.00	1,020.30	8.74
Class Y	1,000.00	1,025.50	3.48
Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.57	4.70
Class B	1,000.00	1,016.33	8.98
Class C	1,000.00	1,016.59	8.73
Class Y	1,000.00	1,021.78	3.47

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2014 are as follows:

Class	Expense Ratios
Class A	0.92%
Class B	1.76
Class C	1.71
Class Y	0.68

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

17      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2014 / Unaudited

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—115.1%
Alabama—2.6%
$ 995,000	AL Space Science Exhibit Finance Authority[1]	6.000%	10/01/2025	$885,490

20,000,000	Birmingham, AL Commercial Devel. Authority (Civic Center Improvements)[2]	5.500	04/01/2041	21,371,000

385,000	Birmingham, AL Private Educational Building Authority (Birmingham-Southern College)	6.125	12/01/2025	319,100

220,000	Cooperative District, AL Fort Deposit[1,3]	6.000	02/01/2036	165,801

3,500,000	Cullman County, AL Health Care Authority (Cullman Regional Medical Center)[1]	6.750	02/01/2029	3,682,070

225,000	Greater Montgomery, AL Educational Building Authority (Huntingdon College)[1]	5.100	05/01/2016	230,139

10,000,000	Jefferson County, AL Sewer[1]	0.000 [10]	10/01/2046	4,946,200

7,500,000	Jefferson County, AL Sewer[1]	6.500	10/01/2053	7,440,000

8,750,000	Jefferson County, AL Sewer[1]	0.000 [10]	10/01/2050	4,857,213

8,000,000	Jefferson County, AL Sewer[1]	6.000	10/01/2042	7,945,040

				51,842,053

Alaska—0.0%
750,000	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[6]	6.120	08/01/2031	255,082

600,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[4]	5.875	12/01/2027	266,820

90,000	AK Northern Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2032	69,251

				591,153

Arizona—3.6%
200,000	Centerra, AZ Community Facilities District[1]	5.150	07/15/2031	168,734

200,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.625	07/15/2025	201,116

1,015,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.900	07/15/2022	1,053,732

330,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.125	07/15/2027	336,712

305,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.450	07/15/2021	309,331

500,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.200	07/15/2032	505,075

450,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.800	07/15/2030	450,108

595,000	Festival Ranch, AZ Community Facilities District[1]	5.800	07/15/2032	609,256

455,000	Festival Ranch, AZ Community Facilities District[1]	5.750	07/01/2032	406,533

250,000	Gladden Farms, AZ Community Facilities District[1]	5.500	07/15/2031	250,475

720,000	Maricopa County, AZ IDA (Christian Care Apartments)[1]	6.500	01/01/2036	720,274

2,000,000	Maricopa County, AZ IDA (Christian Care Mesa II)	6.625	01/01/2034	1,682,900

18    OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Arizona (Continued)

$ 495,000	Maricopa County, AZ IDA (Immanuel Campus Care)[4]	8.500%	04/20/2041	$222,057

1,030,000	Maricopa County, AZ IDA (Sun King Apartments)[1]	6.750	11/01/2018	1,008,648

785,000	Maricopa County, AZ IDA (Sun King Apartments)[1]	6.750	05/01/2031	671,764

490,000	Maricopa County, AZ School District No. 24 (Gila Bend)[1]	5.500	07/01/2022	503,152

200,000	Marley Park, AZ Community Facilities District[1]	5.300	07/15/2031	173,654

414,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	5.300	07/01/2030	352,024

980,000	Palm Valley, AZ Community Facility District No. 3[1]	5.800	07/15/2032	895,063

375,000	Palm Valley, AZ Community Facility District No. 3[1]	5.300	07/15/2031	332,719

750,000	Phoenix, AZ IDA (Career Success Schools)[1]	7.000	01/01/2029	692,618

870,000	Phoenix, AZ IDA (Eagle College Prep)	5.000	07/01/2033	810,588

500,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)[1]	6.250	07/01/2036	475,715

1,000,000	Phoenix, AZ IDA (Great Hearts Academies)	6.300	07/01/2042	981,270

8,500,000	Phoenix, AZ IDA (Rowan University)	5.250	06/01/2034	8,721,425

1,630,000	Pima County, AZ IDA (Arizona Charter School)[1]	5.000	07/01/2026	1,577,221

2,980,000	Pima County, AZ IDA (Arizona Charter School)	5.375	07/01/2031	2,876,952

4,000,000	Pima County, AZ IDA (Center for Academic Success)[1]	5.500	07/01/2037	3,702,680

1,300,000	Pima County, AZ IDA (Christian Senior Living)[1]	5.050	01/01/2037	1,303,705

500,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)[1]	6.250	06/01/2026	478,835

12,400,000	Pima County, AZ IDA (Metro Police Facility)[2]	5.375	07/01/2039	12,925,016

1,435,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)[1]	8.125	07/01/2041	1,521,746

500,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.750	04/01/2036	475,995

250,000	Pima County, AZ IDA (Paradise Education Center)[1]	6.000	06/01/2036	245,158

355,000	Pima County, AZ IDA (Paradise Education Center)[1]	5.875	06/01/2033	352,739

2,845,000	Pima County, AZ IDA (Phoenix Advantage Charter School)	5.600	07/01/2023	2,316,029

500,000	Pima County, AZ IDA (Sonoran Science Academy)[1]	5.670	12/01/2027	451,465

650,000	Pima County, AZ IDA (Sonoran Science Academy)[1]	5.750	12/01/2037	549,114

760,000	Pima County, AZ IDA (Tucson Country Day School)[1]	5.000	06/01/2037	619,278

250,000	Pima County, AZ IDA (Valley Academy)[1]	6.500	07/01/2038	255,548

500,000	Quail Creek, AZ Community Facilities District[1]	5.550	07/15/2030	446,380

620,000	Quailwood Meadows, AZ Community Facilities District[1]	6.000	07/15/2022	636,139

19      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Arizona (Continued)

$ 1,350,000	Quailwood Meadows, AZ Community Facilities District[1]	6.125%	07/15/2029	$1,385,910

1,000,000	Rio Rico, AZ Fire District[1]	7.000	07/01/2030	1,078,610

100,000	Salt Verde, AZ Financial Corp.[1]	5.500	12/01/2029	110,871

10,000,000	Salt Verde, AZ Financial Corp.[1]	5.000	12/01/2037	10,124,900

23,000	Show Low Bluff, AZ Community Facilities District Special Assessment	5.200	07/01/2017	23,650

1,655,000	Tartesso West, AZ Community Facilities District[1]	5.900	07/15/2032	1,512,620

3,000,000	Verrado, AZ Community Facilities District No. 1[1]	5.350	07/15/2031	2,620,230

1,775,000	Vistancia, AZ Community Facilities District[1]	6.750	07/15/2022	1,779,597

500,000	Westpark, AZ Community Facilities District[1]	5.250	07/15/2031	443,420

				72,348,751

Arkansas—0.1%
300,000	Arkadelphia, AR Public Education Facilities Board (Ouachita Baptist University)[1]	5.375	03/01/2038	303,954

2,310,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[3,4]	6.250	02/01/2038	1,245,275

				1,549,229

California—18.0%
675,000	Adelanto, CA Public Utility Authority[1]	6.750	07/01/2039	707,272

830,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.000	09/01/2029	855,381

1,615,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.250	09/01/2040	1,664,064

1,400,000	Antelope Valley, CA Healthcare District[1]	5.250	09/01/2017	1,412,236

2,340,000	Bonita Canyon, CA Public Facilities Financing Authority	5.000	09/01/2025	2,411,159

1,000,000	Bonita Canyon, CA Public Facilities Financing Authority	5.000	09/01/2026	1,030,300

38,650,000	CA County Tobacco Securitization Agency	7.551 [5]	06/01/2055	258,568

129,820,000	CA County Tobacco Securitization Agency	6.700 [5]	06/01/2050	2,366,619

6,000,000	CA County Tobacco Securitization Agency	6.650 [5]	06/01/2046	165,420

6,330,000	CA County Tobacco Securitization Agency	7.234 [5]	06/01/2033	1,415,325

8,000,000	CA County Tobacco Securitization Agency	7.750 [5]	06/01/2046	458,560

7,000,000	CA County Tobacco Securitization Agency	6.500 [5]	06/01/2046	215,180

21,000,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2042	19,801,110

93,000,000	CA County Tobacco Securitization Agency (TASC)	6.650 [5]	06/01/2046	2,783,490

10,200,000	CA County Tobacco Securitization Agency (TASC)[1]	0.748	06/01/2036	8,207,430

50,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2035	47,296

100,000	CA County Tobacco Securitization Agency (TASC)[1]	5.450	06/01/2028	89,053

5,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2043	4,787,600

20      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

California (Continued)

$ 2,315,000	CA County Tobacco Securitization Agency (TASC)[1]	5.125%	06/01/2038	$1,729,722

160,000	CA County Tobacco Securitization Agency (TASC)[1]	5.700	06/01/2046	122,797

3,375,000	CA Enterprise Devel. Authority (Sunpower Corp.)[1]	8.500	04/01/2031	3,663,866

4,335,000	CA Golden State Tobacco Securitization Corp.[1]	5.000	06/01/2036	3,332,271

110,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.000 [5]	06/01/2047	1,460,800

69,700,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.300	06/01/2037	52,853,510

20,000,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[2]	5.750	07/01/2039	22,438,400

25,000	CA HFA (Home Mtg.)[1]	5.450	08/01/2033	25,138

590,000	CA Independent Cities Lease Finance Authority (Morgan Hill-Hacienda Valley)[1]	5.950	11/15/2039	590,478

15,000,000	CA M-S-R Energy Authority[1]	7.000	11/01/2034	19,236,600

350,000	CA M-S-R Energy Authority[1]	6.500	11/01/2039	428,446

250,000	CA Municipal Finance Authority (Harbor Regional Center)[1]	8.500	11/01/2039	294,870

1,600,000	CA Public Works	5.000	04/01/2037	1,660,160

2,920,000	CA Public Works[1]	6.625	11/01/2034	2,935,359

15,000,000	CA Public Works (Regents University)[2]	5.000	12/01/2031	18,213,750

2,500,000	CA Public Works (Various Community Colleges)[1]	5.750	10/01/2030	2,767,100

1,000,000	CA School Finance Authority Charter School (Coastal Academy)	5.000	10/01/2033	914,460

14,000,000	CA Silicon Valley Tobacco Securitization Authority	8.841 [5]	06/01/2047	898,520

7,000,000	CA Silicon Valley Tobacco Securitization Authority	9.800 [5]	06/01/2036	1,227,240

1,995,000	CA Statewide CDA (Aspire Public Schools)[1]	6.000	07/01/2040	1,903,549

625,000	Chino, CA Public Financing Authority	5.000	09/01/2038	605,213

2,000,000	Chino, CA Public Financing Authority	5.000	09/01/2030	2,020,780

2,000,000	Corona-Norco, CA Unified School District Public Financing Authority Special Tax[1]	5.000	09/01/2036	1,978,560

560,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1[1]	6.625	09/01/2039	581,190

2,000,000	Davis, CA Special Tax Community Facilities District No. 2007-2[1]	5.250	09/01/2037	1,685,540

1,000,000	Davis, CA Special Tax Community Facilities District No. 2007-2[1]	5.200	09/01/2027	920,240

20,000,000	East Bay, CA Municipal Utility District (Water System)[2]	5.000	06/01/2036	21,664,000

950,000	Elk Grove, CA Special Tax Community Facilities District No. 2005-1X1	5.250	09/01/2037	917,567

420,000	Hemet, CA Unified School District[1]	5.050	09/01/2026	420,080

21      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

California (Continued)

$ 250,000	Hemet, CA Unified School District[1]	5.125%	09/01/2036	$241,712

500,000	Hemet, CA Unified School District Community Facilities District No. 2005-3[1]	5.750	09/01/2039	491,425

345,750,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.001 [5]	06/01/2057	3,059,887

360,655,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.000 [5]	06/01/2057	3,235,075

120,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.750 [5]	06/01/2047	5,040,000

175,000	Jurupa, CA Public Financing Authority[1]	6.000	09/01/2028	180,327

150,000	Jurupa, CA Public Financing Authority[1]	6.000	09/01/2031	154,536

205,000	Jurupa, CA Public Financing Authority[1]	6.000	09/01/2032	211,195

135,000	Jurupa, CA Public Financing Authority[1]	6.000	09/01/2030	139,089

155,000	Jurupa, CA Public Financing Authority[1]	6.000	09/01/2029	159,700

1,245,000	Lake Elsinore, CA Special Tax[1]	5.250	09/01/2030	1,257,076

1,270,000	Lake Elsinore, CA Special Tax[1]	5.150	09/01/2025	1,302,055

200,000	Lake Elsinore, CA Special Tax[1]	5.350	09/01/2036	201,190

2,750,000	Lammersville, CA Joint Unified School District Special Tax Community Facilities District (Mountain House-Shea)	6.000	09/01/2043	2,801,975

375,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000 [10]	09/01/2026	329,546

885,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000 [10]	09/01/2027	771,322

500,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000 [10]	09/01/2030	429,785

500,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000 [10]	09/01/2029	432,645

415,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000 [10]	09/01/2025	366,391

1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000 [10]	09/01/2028	863,840

1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000 [10]	09/01/2032	846,810

1,000,000	Lancaster, CA Financing Authority (School District)[1]	5.000	02/01/2026	785,130

3,950,000	Loma Linda, CA Redevel. Agency Tax Allocation[1]	5.250	07/01/2030	3,981,679

1,250,000	Los Alamitos, CA Unified School District COP	0.000 [10]	08/01/2042	720,563

180,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)[1]	5.750	09/01/2040	181,755

2,150,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[1]	7.125	12/01/2024	2,176,101

1,250,000	Lynwood, CA Redevel. Agency Tax Allocation[1]	7.000	09/01/2031	1,481,925

2,930,000	Marysville, CA (Fremont-Rideout Health)[1]	5.000	01/01/2029	3,017,900

4,000,000	Moreno Valley, CA Community Redevel. Agency[1]	5.000	08/01/2032	4,066,040

4,010,000	Moreno Valley, CA Unified School District Community Facilities District No. 2005-5	5.500	09/01/2041	3,964,888

22    OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

California (Continued)

$ 630,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax[1]	5.000%	09/01/2037	$588,628

1,250,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3[1]	5.000	09/01/2037	1,167,912

20,000,000	Northern CA Tobacco Securitization Authority (TASC)[1]	5.500	06/01/2045	14,911,600

3,250,000	Oakland, CA GO1	6.000	01/15/2034	3,558,620

955,000	Orange, CA Community Facilities District Special Tax (Del Rio Public Improvements)[1]	5.750	10/01/2030	984,185

735,000	Palm Desert, CA Financing Authority[1]	5.000	04/01/2027	735,066

550,000	Perris, CA Community Facilities District Special Tax No. 2001[1]	5.000	09/01/2026	551,491

1,520,000	Perris, CA Community Facilities District Special Tax No. 2001[1]	5.000	09/01/2037	1,478,899

620,000	Perris, CA Community Facilities District Special Tax No. 2005-1[1]	5.000	09/01/2037	544,391

1,260,000	Rialto, CA Special Tax Community Facilities District No. 2006-1[1]	5.350	09/01/2036	1,238,857

1,000,000	Romoland, CA School District Special Tax Community Facilities District[1]	5.400	09/01/2036	1,001,600

1,000,000	Roseville, CA Natural Gas Finance Authority[1]	5.000	02/15/2025	1,074,650

345,000	San Bernardino, CA Special Tax Community Facilities District No. 2006-1 (Lytle Creek)[1]	5.625	09/01/2035	348,474

10,000,000	San Francisco, CA City & County COP[2]	5.000	10/01/2033	10,770,485

720,000	San Francisco, CA City & County COP[1]	5.000	10/01/2033	775,476

250,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750	08/01/2041	285,378

350,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000	08/01/2041	377,741

1,620,000	San Gorgonio, CA Memorial Health Care District[1]	7.000	08/01/2027	1,904,164

1,050,000	San Jose, CA Finance Authority (Convention Center)[1]	5.500	05/01/2031	1,156,187

2,210,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750	06/01/2026	2,379,595

52,555,000	Silicon Valley CA Tobacco Securitization Authority	9.141 [5]	06/01/2047	3,372,980

13,675,000	Southern CA Tobacco Securitization Authority	6.400 [5]	06/01/2046	270,765

22,445,000	Southern CA Tobacco Securitization Authority[1]	5.125	06/01/2046	16,264,096

47,250,000	Southern CA Tobacco Securitization Authority	7.100 [5]	06/01/2046	867,038

11,930,000	Southern CA Tobacco Securitization Authority (TASC)[1]	5.000	06/01/2037	9,062,147

235,000	Temecula Valley, CA Unified School District Community Facilities District No. 2004[1]	5.000	09/01/2037	231,788

10,500,000	University of California (Regents Medical Center)[2]	5.000	05/15/2037	11,164,020

23      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

California (Continued)

$ 575,000	Upland, CA Community Facilities District Special Tax	5.000%	09/01/2034	$588,064

3,000,000	Val Verde, CA Unified School District[1]	5.500	08/01/2030	3,319,620

5,000,000	Vernon, CA Electric System	5.500	08/01/2041	5,126,719

900,000	Vernon, CA Electric System	5.125	08/01/2033	918,333

100,000	Victor Valley, CA Union High School District[1]	5.050	09/01/2025	96,178

1,160,000	Victor Valley, CA Union High School District[1]	5.100	09/01/2035	971,732

2,025,000	Westside, CA Union School District Community Facilities District Special Tax No. 2005-2[1]	5.000	09/01/2036	1,875,150

				359,019,860

Colorado—2.4%
750,000	Arkansas River, CO Power Authority[1]	6.125	10/01/2040	780,247

1,225,000	Arkansas River, CO Power Authority[1]	6.000	10/01/2040	1,247,528

1,000,000	CO Andonea Metropolitan District No. 3[6]	6.250	12/01/2035	620,110

2,754,000	CO Arista Metropolitan District[1]	6.750	12/01/2035	2,416,249

4,015,000	CO Broomfield Village Metropolitan District No. 2[1]	6.250	12/01/2032	3,461,974

400,000	CO Central Marksheffel Metropolitan District[1]	7.250	12/01/2029	399,568

500,000	CO Copperleaf Metropolitan District No. 2[1]	5.850	12/01/2026	431,145

625,000	CO Copperleaf Metropolitan District No. 2[1]	5.950	12/01/2036	508,812

294,000	CO Crystal Crossing Metropolitan District[6]	6.000	12/01/2036	164,487

125,000	CO E-470 Public Highway Authority	6.814 [5]	09/01/2025	72,267

3,100,000	CO Educational and Cultural Facilities Authority (Charter School)[1]	6.250	11/01/2040	3,137,014

1,730,000	CO Educational and Cultural Facilities Authority (Colorado Springs Charter Academy Building Corp.)[1]	5.250	07/01/2028	1,790,827

1,500,000	CO Educational and Cultural Facilities Authority (Free Horizon Charter School)[1]	6.125	06/15/2040	1,587,660

4,375,000	CO Educational and Cultural Facilities Authority (Rocky Mountain Academy of Evergreen)[1]	6.450	11/01/2040	4,682,519

500,000	CO Elbert and Highway 86 Metropolitan District[1]	5.750	12/01/2036	343,275

1,000,000	CO Elkhorn Ranch Metropolitan District	6.375	12/01/2035	704,640

500,000	CO Fallbrook Metropolitan District[1]	5.625	12/01/2026	464,725

745,000	CO Fossil Ridge Metropolitan District No. 1[1]	7.250	12/01/2040	753,247

500,000	CO Heritage Todd Creek Metropolitan District[1]	5.500	12/01/2037	366,115

500,000	CO High Plains Metropolitan District[6]	6.250	12/01/2035	304,395

228,000	CO Horse Creek Metropolitan District[1]	5.750	12/01/2036	173,768

415,000	CO Huntington Trails Metropolitan District[1]	6.250	12/01/2036	418,320

368,000	CO International Center Metropolitan District No. 3[1]	6.500	12/01/2035	290,573

500,000	CO Liberty Ranch Metropolitan District[1]	6.250	12/01/2036	401,740

625,000	CO Madre Metropolitan District No. 2[1]	5.500	12/01/2036	431,962

2,850,000	CO Murphy Creek Metropolitan District No. 3[6]	6.125	12/01/2035	1,387,893

2,770,000	CO Murphy Creek Metropolitan District No. 3[6]	6.000	12/01/2026	1,363,062

1,945,000	CO North Range Metropolitan District No. 1[1]	5.000	12/15/2024	1,919,229

1,250,000	CO North Range Metropolitan District No. 2[1]	5.500	12/15/2018	1,258,400

500,000	CO North Range Metropolitan District No. 2[1]	5.500	12/15/2037	472,080

24    OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Colorado (Continued)

$ 1,000,000	CO Northwest Metropolitan District No. 3[1]	6.125%	12/01/2025	$936,360

1,875,000	CO Northwest Metropolitan District No. 3[1]	6.250	12/01/2035	1,672,650

750,000	CO Potomac Farms Metropolitan District[1]	7.250	12/01/2037	583,635

120,000	CO Potomac Farms Metropolitan District[1]	7.625	12/01/2023	108,350

440,000	CO Prairie Center Metropolitan District No. 3[1]	5.250	12/15/2021	439,028

780,000	CO Prairie Center Metropolitan District No. 3[1]	5.400	12/15/2031	700,658

730,000	CO Regency Metropolitan District[6]	5.750	12/01/2036	564,480

1,000,000	CO Serenity Ridge Metropolitan District No. 2[6]	7.500	12/01/2034	481,050

358,000	CO Silver Peaks Metropolitan District[1]	5.750	12/01/2036	231,483

1,000,000	CO Sorrell Ranch Metropolitan District[4]	6.750	12/15/2036	564,750

540,000	CO Tallyns Reach Metropolitan District No. 3[1]	5.100	12/01/2026	531,479

500,000	CO Traditions Metropolitan District No. 2[1]	5.750	12/01/2036	445,915

966,000	CO Wheatlands Metropolitan District[1]	6.000	12/01/2025	850,756

500,000	CO Wheatlands Metropolitan District[1]	6.125	12/01/2035	403,450

175,000	Fairplay, CO Sanitation District[1]	5.250	12/15/2031	161,166

180,000	Jefferson County, CO (Section 14 Metropolitan District)[1]	5.000	12/01/2018	193,721

2,050,000	Loveland, CO Special Assessment[1]	5.625	07/01/2029	1,653,919

1,495,000	Public Authority for CO (Natural Gas Energy)[1]	6.250	11/15/2028	1,736,383

500,000	Tabernash Meadows, CO Water & Sanitation District[1]	7.125	12/01/2034	522,630

110,000	Tallyns Reach CO Metropolitan District No. 3	5.000	12/01/2033	102,147

250,000	Tallyns Reach CO Metropolitan District No. 3	5.125	11/01/2038	228,563

1,047,237	Woodmen Heights, CO Metropolitan District No. 1	6.000	12/01/2041	894,728

3,824,161	Woodmen Heights, CO Metropolitan District No. 1	0.000 [10]	12/15/2041	1,457,388

				47,818,520

Connecticut—0.3%
500,000	Georgetown, CT Special Taxing District[6]	5.125	10/01/2036	192,800

8,387,560	Mashantucket Western Pequot Tribe CT	4.000	07/01/2031	5,803,269

				5,996,069

Delaware—0.3%
3,781,000	Bridgeville, DE Special Obligation (Heritage Shores)[1]	5.450	07/01/2035	3,297,637

1,000,000	Kent County, DE Student Hsg. (Delaware State University Student Hsg. Foundation)[1]	5.000	07/01/2025	887,760

630,000	Kent County, DE Student Hsg. (Delaware State University Student Hsg. Foundation)[1]	5.000	07/01/2030	519,920

2,300,000	Millsboro, DE Special Obligation (Plantation Lakes)[1]	5.450	07/01/2036	1,687,372

				6,392,689

District of Colombia—1.1%
25,000	District of Columbia (James F. Oyster Elementary School)[1]	6.450	11/01/2034	23,478

2,000,000	District of Columbia Center for Strategic & International Studies[1]	6.375	03/01/2031	2,035,720

25      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

District of Colombia (Continued)

$ 2,100,000	District of Columbia Center for Strategic & International Studies[1]	6.625%	03/01/2041	$2,155,230

1,000,000	District of Columbia Student Dorm (Provident Group- Howard Properties)	5.000	10/01/2030	937,520

2,570,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.500	05/15/2033	2,722,992

4,385,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.750	05/15/2040	4,362,724

72,125,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.375 [5]	06/15/2046	2,181,060

400,000	District of Columbia University (Gallaudet University)[1]	5.500	04/01/2034	428,992

6,500,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)[1]	0.000 [10]	10/01/2041	6,438,380

				21,286,096

Florida—13.7%
100,000	Alachua County, FL Health Facilities Authority (Shands Teaching Hospital & Clinics/Shands at Lake Shore Obligated Group)[1]	6.750	12/01/2030	108,989

1,975,000	Amelia Concourse, FL Community Devel. District[4]	5.750	05/01/2038	755,714

1,120,000	Arlington Ridge, FL Community Devel. District[4]	5.500	05/01/2036	437,909

250,000	Avignon Villages, FL Community Devel. District[4]	5.400	05/01/2037	49,747

435,000	Avignon Villages, FL Community Devel. District[4]	5.300	05/01/2014	86,561

1,400,000	Baywinds, FL Community Devel. District[1]	5.250	05/01/2037	708,246

1,865,000	Boynton Village, FL Community Devel. District Special Assessment[1]	6.000	05/01/2038	1,531,146

11,000,000	Brevard County, FL Industrial Devel. Revenue (Tuff Florida Tech)[1]	6.750	11/01/2039	11,268,840

2,450,000	Brevard County, FL Industrial Devel. Revenue (Tuff Florida Tech)[1]	6.500	11/01/2029	2,514,533

25,000	Broward County, FL Educational Facilities Authority (Nova Southeastern University)[1]	5.625	04/01/2034	25,228

1,225,000	Cascades, FL Groveland Community Devel. District[1]	5.300	05/01/2036	906,855

2,370,000	Chapel Creek, FL Community Devel. District Special Assessment[4]	5.500	05/01/2038	1,407,780

1,675,000	Clearwater Cay, FL Community Devel. District[4]	5.500	05/01/2037	629,699

4,365,000	Creekside, FL Community Devel. District[4]	5.200	05/01/2038	2,738,601

415,000	Crosscreek, FL Community Devel. District[4]	5.600	05/01/2039	176,545

875,000	Crosscreek, FL Community Devel. District[4]	5.500	05/01/2017	371,866

5,520,000	Cypress Creek of Hillsborough County, FL Community Devel. District[1]	5.350	05/01/2037	3,898,610

800,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)[1]	8.000	06/01/2022	786,000

25,000	Destin, FL Community Redevel. Agency (Town Center Area)[1]	5.300	05/01/2027	23,155

1,660,000	Dupree Lakes, FL Community Devel. District[1]	5.375	05/01/2037	1,397,322

655,000	Durbin Crossing, FL Community Devel. District Special Assessment[4]	5.250	11/01/2015	605,842

26    OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Florida (Continued)

$ 215,000	East Homestead FL Community Devel. District[1,3]	7.250%	05/01/2021	$221,403

2,225,000	East Homestead, FL Community Devel. District[1]	5.375	05/01/2036	2,040,147

1,225,000	East Homestead, FL Community Devel. District[1]	5.450	05/01/2036	1,161,569

350,000	East Homestead, FL Community Devel. District	5.000	11/01/2033	309,782

525,000	Escambia County, FL Health Facilities Authority[1]	5.950	07/01/2020	562,648

2,550,000	FL Capital Trust Agency (American Opportunity)[4,6]	5.875	06/01/2038	1,452,684

5,437,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[6]	7.000	07/15/2032	3,099,253

1,775,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[6]	8.260	07/15/2038	1,011,803

750,000	FL Capital Trust Agency (Miami Community Charter School)[1]	7.000	10/15/2040	759,877

1,810,000	FL Capital Trust Agency (Windsor Cove Apartments)[1]	5.000	11/01/2047	1,669,616

10,440,000	FL COP (Dept. of Management Services)[2]	5.250	08/01/2028	11,584,955

15,000	FL Correctional Private Commission (350 Bed Youthful) COP[1]	5.000	08/01/2017	15,353

1,250,000	FL HEFFA (Bethune-Cookman University)[1]	5.375	07/01/2032	1,319,225

1,100,000	FL Lake Ashton II Community Devel. District[1]	5.375	05/01/2036	812,174

500,000	FL Parker Road Community Devel. District[4]	5.350	05/01/2015	240,190

465,000	FL Parker Road Community Devel. District[6]	5.600	05/01/2038	213,854

950,000	FL Principal One Community Devel. District[1]	5.650	05/01/2035	912,466

3,895,000	Flora Ridge, FL Educational Facilities Benefit District[1]	5.300	05/01/2037	3,158,728

261,868	Forest Creek, FL Community Devel. District	5.450	05/01/2036	224,041

145,000	Forest Creek, FL Community Devel. District[1]	5.450	05/01/2036	137,302

945,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District[1]	5.500	05/01/2038	893,308

16,000,000	Greater Orlando, FL Aviation Authority[2]	5.000	10/01/2032	16,903,360

195,000	Heritage Isles, FL Community Devel. District[4]	7.100	10/01/2023	36,463

1,215,000	Heritage Plantation, FL Community Devel. District[6]	5.400	05/01/2037	473,728

120,000	Hialeah, FL Hsg. Authority[1]	5.800	06/20/2033	122,048

310,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A4	5.500	05/01/2036	120,934

3,820,000	Highlands, FL Community Devel. District[4]	5.550	05/01/2036	2,710,748

745,000	Hillsborough County, FL IDA (Senior Care Group)	6.750	07/01/2029	401,555

855,000	Indigo, FL Community Devel. District[4]	5.750	05/01/2036	416,411

35,000	Jacksonville, FL Health Facilities Authority (Daughters of Charity Health Services of Austin)[1]	5.250	08/15/2027	36,274

1,000,000	Lakeland, FL Educational Facilities (Florida Southern College)	5.000	09/01/2037	989,710

1,255,000	Lakeland, FL Educational Facilities (Florida Southern College)	5.000	09/01/2029	1,283,514

27      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Florida (Continued)

$ 250,000	Lakeside Landings, FL Devel. District[4]	5.500%	05/01/2038	$108,800

4,600,000	Lakewood Ranch, FL Stewardship District[1]	5.500	05/01/2036	3,413,246

3,535,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)[1]	5.400	05/01/2037	2,799,473

500,000	Legends Bay, FL Community Devel. District	5.500	05/01/2014	488,280

500,000	Legends Bay, FL Community Devel. District	5.875	05/01/2038	353,105

1,885,000	Lucaya, FL Community Devel. District[1]	5.375	05/01/2035	1,566,737

530,000	Madison County, FL Mtg. (Twin Oaks)	6.000	07/01/2025	490,806

1,775,000	Magnolia Creek, FL Community Devel. District[4]	5.900	05/01/2039	611,203

1,425,000	Magnolia West, FL Community Devel. District Special Assessment[4]	5.350	05/01/2037	778,634

8,425,000	Meadow Pines, FL Community Devel. District Special Assessment[1]	6.250	05/01/2034	7,479,462

1,000,000	Miami-Dade County, FL Aviation (Miami International Airport)[1]	5.500	10/01/2029	1,087,870

790,000	Miromar Lakes, FL Community Devel. District	5.375	05/01/2032	785,845

6,775,000	Miromar Lakes, FL Community Devel. District[1]	6.875	05/01/2035	6,725,475

3,580,000	Monterey/Congress, FL Community Devel. District Special Assessment[1]	5.375	05/01/2036	2,942,223

8,840,000	Moody River, FL Estates Community Devel. District[1]	5.350	05/01/2036	5,686,772

9,600,000	Myrtle Creek, FL Improvement District Special Assessment[1]	5.200	05/01/2037	8,803,584

580,000	Naturewalk, FL Community Devel. District[6]	5.300	05/01/2016	287,558

485,000	Naturewalk, FL Community Devel. District[4]	5.500	05/01/2038	240,759

250,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)[1]	5.500	07/01/2032	230,155

10,000,000	Orange County, FL School Board COP[2]	5.500	08/01/2034	10,813,400

1,000,000	Palace Coral Gables, FL Community Devel. District Special Assessment[1]	5.625	05/01/2042	1,066,450

450,000	Palace Coral Gables, FL Community Devel. District Special Assessment[1]	5.000	05/01/2032	475,659

1,250,000	Palm Bay, FL Educational Facilities (Patriot Charter School) [4]	7.000	07/01/2036	375,000

50,000	Palm Beach County Plantation, FL Community Devel. District Special Assessment[1]	6.250	05/01/2034	50,596

25,000	Palm Beach County, FL Health Facilities Authority (Boca Raton Community Hospital)[1]	5.625	12/01/2031	25,018

110,000	Palm Beach County, FL Health Facilities Authority (Boca Raton Community Hospital)[1]	5.500	12/01/2021	110,208

1,935,000	Palm Coast Park, FL Community Devel. District Special Assessment[1]	5.700	05/01/2037	1,232,421

2,200,000	Palm Glades, FL Community Devel. District[1]	5.300	05/01/2036	2,086,964

410,000	Palm Glades, FL Community Devel. District Special Assessment[1,3]	7.250	08/01/2016	427,245

510,000	Palm River, FL Community Devel. District[4]	5.375	05/01/2036	200,593

460,000	Palm River, FL Community Devel. District[4]	5.150	05/01/2049	180,647

2,140,000	Parkway Center, FL Community Devel. District, Series A1	6.125	05/01/2024	1,917,718

28    OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Florida (Continued)

$ 2,195,000	Parkway Center, FL Community Devel. District, Series A1	6.300%	05/01/2034	$1,802,710

1,345,000	Pine Ridge Plantation, FL Community Devel. District	5.400	05/01/2037	1,074,924

1,400,000	Pinellas County, FL Health Facility Authority (St. Mark Village)[1]	5.650	05/01/2037	1,164,842

425,000	Poinciana West, FL Community Devel. District Special Assessment[1]	6.000	05/01/2037	391,544

40,000	Port St. Lucie, FL Special Assessment (Peacock & Lowry)[1]	5.350	07/01/2027	34,978

520,000	Portico, FL Community Devel. District[1]	5.450	05/01/2037	344,193

2,670,000	Portofino Cove, FL Community Devel. District Special Assessment[4]	5.250	05/01/2049	1,043,463

490,000	Portofino Cove, FL Community Devel. District Special Assessment[4]	5.500	05/01/2038	191,796

980,000	Portofino Landings, FL Community Devel. District Special Assessment[4]	5.400	05/01/2038	383,572

285,000	Portofino Landings, FL Community Devel. District Special Assessment[4]	5.200	05/01/2017	111,458

14,665,000	Quarry, FL Community Devel. District[1]	5.500	05/01/2036	13,124,735

10,245,000	Renaissance Commons, FL Community Devel. District, Series A1	5.600	05/01/2036	7,912,521

1,850,000	Reunion East, FL Community Devel. District[6]	7.375	05/01/2033	1,285,935

4,175,000	Reunion East, FL Community Devel. District	7.375	05/01/2033	4,235,663

1,710,000	Reunion East, FL Community Devel. District[6]	5.800	05/01/2036	1,188,621

1,110,000	Ridgewood Trails, FL Community Devel. District[6]	5.650	05/01/2038	530,780

2,500,000	River Glen, FL Community Devel. District Special Assessment[4]	5.450	05/01/2038	979,700

145,000	Rolling Hills, FL Community Devel. District[4]	5.450	05/01/2037	56,489

400,000	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	260,000

3,445,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.750	07/01/2030	3,649,220

4,535,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.500	07/01/2040	4,641,890

5,400,000	South Bay, FL Community Devel. District[4]	5.950	05/01/2036	2,075,166

3,750,000	South Bay, FL Community Devel. District[4]	5.375	05/01/2049	796,913

1,985,000	South Bay, FL Community Devel. District[4]	5.125	11/01/2049	762,260

1,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	6.000	08/01/2045	1,564,635

400,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)[1]	5.250	10/01/2041	308,884

1,655,000	St. John’s Forest, FL Community Devel. District, Series A1	6.125	05/01/2034	1,654,669

715,000	Stonegate, FL Community Devel. District[1]	6.000	05/01/2024	732,203

500,000	Tern Bay, FL Community Devel. District[4]	5.375	05/01/2037	121,325

6,020,000	Tern Bay, FL Community Devel. District[4]	5.000	05/01/2015	1,459,790

4,400,000	Town Center, FL at Palm Coast Community Devel. District[1]	6.000	05/01/2036	3,340,128

29      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Florida (Continued)

$ 225,000	Turnbull Creek, FL Community Devel. District Special Assessment[1]	5.250%	05/01/2037	$184,975

8,590,000	Turnbull Creek, FL Community Devel. District Special Assessment[1]	5.800	05/01/2035	7,737,443

8,505,000	Two Creeks, FL Community Devel. District[1]	5.250	05/01/2037	6,782,567

5,345,000	Verandah East, FL Community Devel. District[1]	5.400	05/01/2037	3,833,060

4,105,000	Verandah, FL Community Devel District[1]	5.250	05/01/2036	3,320,042

990,000	Verano Center, FL Community Devel. District[1]	5.375	05/01/2037	694,495

8,580,000	Verona Walk, FL Community Devel. District[1]	5.375	05/01/2037	6,947,569

1,000,000	Villa Portofino East, FL Community Devel. District[1]	5.200	05/01/2037	903,780

2,565,000	Villa Vizcaya, FL Community Devel. District Special Assessment[4]	5.350	05/01/2017	1,138,860

420,000	Villa Vizcaya, FL Community Devel. District Special Assessment[4]	5.550	05/01/2039	186,480

1,575,000	Villages of Westport, FL Community Devel. District[4,7]	5.700	05/01/2035	787,500

4,675,000	Vista, FL Community Devel. District Special Assessment[1]	5.375	05/01/2037	3,916,061

1,500,000	Waterford Estates, FL Community Devel. District Special Assessment[4]	5.125	05/01/2049	438,915

2,470,000	Waterford Estates, FL Community Devel. District Special Assessment[4]	5.500	05/01/2037	723,587

470,000	Watergrass, FL Community Devel. District Special Assessment[1,3]	5.125	11/01/2014	422,262

5,530,000	Watergrass, FL Community Devel. District Special Assessment[1]	5.500	05/01/2036	3,586,703

670,000	Watergrass, FL Community Devel. District Special Assessment[1]	5.375	05/01/2039	434,026

731,156	Watergrass, FL Community Devel. District Special Assessment[1,3]	6.960	11/01/2017	680,896

950,000	Waterlefe, FL Community Devel. District Golf Course[4]	8.125	10/01/2025	66,301

16,000	Waters Edge, FL Community Devel. District	5.350	05/01/2039	14,811

6,110,000	Waters Edge, FL Community Devel. District[1]	5.300	05/01/2036	5,587,901

995,000	Waters Edge, FL Community Devel. District	0.000 [10]	05/01/2039	616,731

1,785,000	Waterstone, FL Community Devel. District[4]	5.500	05/01/2018	705,843

7,350,000	West Villages, FL Improvement District[4]	5.800	05/01/2036	4,365,900

3,300,000	West Villages, FL Improvement District[4]	5.500	05/01/2038	1,960,200

540,000	West Villages, FL Improvement District[4]	5.350	05/01/2015	414,137

4,925,000	Westridge, FL Community Devel. District[4]	5.800	05/01/2037	1,849,091

5,840,000	Westside, FL Community Devel. District[6]	5.650	05/01/2037	2,387,042

4,900,000	World Commerce, FL Community Devel. District Special Assessment[1]	6.125	05/01/2035	4,428,816

1,445,000	Wyld Palms, FL Community Devel. District[4]	5.500	05/01/2038	440,277

2,250,000	Wyld Palms, FL Community Devel. District[4]	5.400	05/01/2015	684,923

450,000	Zephyr Ridge, FL Community Devel. District[4]	5.250	05/01/2049	176,585

990,000	Zephyr Ridge, FL Community Devel. District[4]	5.625	05/01/2037	389,040

				273,598,043

30    OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Georgia—0.8%
$ 5,000	Atlanta, GA HDC (Bedford Tower)	6.250%	01/01/2015	$5,021

230,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500	01/01/2031	269,008

565,000	Atlanta, GA Urban Residential Finance Authority (Trestletree Village Apartments)	5.000	11/01/2048	511,670

7,425,000	DeKalb County, GA Devel. Authority Public Purpose[1]	5.500	12/10/2023	7,449,948

10,000	DeKalb County, GA Hsg. Authority (Spring Chase Apartments)[1]	5.400	11/01/2030	10,000

4,660,000	East Point, GA (Camp Creek), Series B1	8.000	02/01/2026	4,666,244

3,125,000	East Point, GA (Camp Creek), Series B1	8.000	02/01/2026	3,129,187

15,000	GA Municipal Electric Authority[1]	6.600	01/01/2018	16,619

520,000	Randolph County, GA GO	5.000	04/01/2030	531,684

				16,589,381

Idaho—0.1%
60,000	ID Health Facilities Authority (Trinity Health Corp.)[1]	6.250	12/01/2033	68,533

1,000,000	ID Hsg. & Finance Assoc. (Compass Public Charter School)[1]	6.250	07/01/2045	1,015,750

				1,084,283

Illinois—12.3%
400,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)[1]	5.625	01/01/2018	363,688

1,825,000	Bedford Park, IL Tax[1]	5.125	12/30/2018	1,863,818

25,000	Chicago, IL GO1	5.000	01/01/2042	24,393

455,000	Chicago, IL Midway Airport, Series B1	5.000	01/01/2035	456,301

10,000,000	Chicago, IL O’Hare International Airport[1]	5.625	01/01/2035	10,561,500

5,000,000	Chicago, IL O’Hare International Airport (Passenger Facility Charge)	5.000	01/01/2032	5,207,000

6,000,000	Chicago, IL Park District (Harbor Facilities)[2]	5.250	01/01/2037	6,201,660

10,000,000	Chicago, IL Park District (Harbor Facilities)[2]	5.250	01/01/2040	10,330,100

2,400,000	Cook County, IL Community School District GO1	7.125	06/01/2024	2,584,824

949,000	Cortland, IL Special Tax (Sheaffer System)[6]	5.500	03/01/2017	284,605

500,000	Country Club Hills, IL GO1	5.000	12/01/2031	499,675

40,000	Country Club Hills, IL GO1	5.000	12/01/2032	39,732

410,000	Country Club Hills, IL GO1	5.000	12/01/2027	410,894

395,000	Country Club Hills, IL GO1	5.000	12/01/2026	395,995

455,000	Country Club Hills, IL GO1	5.000	12/01/2029	455,205

435,000	Country Club Hills, IL GO1	5.000	12/01/2028	435,648

475,000	Country Club Hills, IL GO1	5.000	12/01/2030	475,047

168,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[1]	5.400	03/01/2016	170,868

320,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[1]	5.625	03/01/2036	313,488

1,250,000	Gilberts, IL Special Service Area No. 19 Special Tax (Conservancy)[4]	5.375	03/01/2016	430,675

31      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Illinois (Continued)

$ 2,225,000	Harvey, IL GO	5.500%	12/01/2027	$1,760,398

1,000,000	Harvey, IL GO	5.625	12/01/2032	764,790

5,155,000	Harvey, IL Hotel Motel Tax & Sales (Hotel & Conference Center)[1]	6.875	08/01/2028	4,027,189

60,000	IL Devel. Finance Authority (Community Rehabilitation Providers)[1]	5.700	07/01/2019	56,904

1,920,000	IL Finance Authority (Bethel Terrace Apartments)[1]	5.125	09/01/2025	1,841,357

155,000	IL Finance Authority (Illinois Institute of Technology)[1]	6.500	02/01/2023	163,528

9,660,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000	04/01/2031	8,623,192

1,010,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000	04/01/2026	956,975

2,215,000	IL Finance Authority (Illinois Institute of Technology)[1]	7.125	02/01/2034	2,327,611

1,000,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000	04/01/2036	866,100

450,000	IL Finance Authority (Lake Forest College)	6.000	10/01/2048	457,367

500,000	IL Finance Authority (Lake Forest College)	5.750	10/01/2032	508,275

1,000,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)[1]	5.125	08/15/2028	904,170

185,000	IL Finance Authority (Northwestern Memorial Hospital)[1]	6.000	08/15/2039	190,840

20,000,000	IL Finance Authority (Northwestern Memorial Hospital)[2]	6.000	08/15/2039	22,565,000

50,000	IL Finance Authority (OSF Healthcare System)[1]	7.125	11/15/2037	59,311

75,000	IL Finance Authority (OSF Healthcare System)[1]	7.125	11/15/2035	79,157

10,190,000	IL Finance Authority (Provena Health)[1]	7.750	08/15/2034	12,435,163

6,665,000	IL Finance Authority (Resurrection Health Care)[2]	5.250	05/15/2029	6,928,653

8,335,000	IL Finance Authority (Resurrection Health Care)[1]	5.250	05/15/2029	8,664,733

5,000,000	IL Finance Authority (Resurrection Health)[1]	6.125	05/15/2025	5,489,800

6,270,000	IL Finance Authority (Roosevelt University)[1]	5.500	04/01/2037	6,311,946

5,600,000	IL Finance Authority (Roosevelt University)[1]	5.750	04/01/2024	5,899,096

5,855,000	IL Finance Authority (Roosevelt University)[1]	6.500	04/01/2044	6,000,321

2,680,000	IL Finance Authority (Roosevelt University)[1]	6.250	04/01/2029	2,762,678

3,250,000	IL Finance Authority (Roosevelt University)[1]	5.500	04/01/2032	3,284,027

22,915,000	IL Finance Authority (Roosevelt University)[1]	6.500	04/01/2039	23,439,524

4,765,000	IL Finance Authority (Swedish Covenant Hospital)[1]	5.750	08/15/2029	5,048,422

10,000,000	IL Finance Authority (Trinity Health Corp.)[2]	5.000	12/01/2030	10,552,676

1,000,000	IL GO	5.500	07/01/2038	1,043,630

1,500,000	IL GO	5.000	03/01/2037	1,512,345

700,000	IL GO	5.000	08/01/2025	757,498

330,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)[1]	5.500	06/15/2050	335,917

290,000	IL Sports Facilities Authority[1]	5.000	06/15/2032	290,055

32    OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Illinois (Continued)

$ 895,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)	6.500%	12/30/2027	$1,142,512

955,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)	6.500	12/30/2028	1,205,764

1,160,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)	6.500	12/30/2031	1,465,579

4,431,000	Lakemoor Village, IL Special Tax[1]	5.000	03/01/2027	4,115,380

2,724,000	Lincolnshire, IL Special Service Area No. 1 Special Tax (Sedgebrook)[1]	6.250	03/01/2034	2,758,758

1,455,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[4]	6.125	03/01/2040	289,661

480,000	Markham, IL GO1	5.750	02/01/2028	467,635

1,094,000	Plano, IL Special Service Area No. 5	6.000	03/01/2036	725,103

500,000	Southwestern IL Devel. Authority (Eden Retirement Center)[1]	5.850	12/01/2036	377,240

4,610,000	Southwestern IL Devel. Authority (Local Government Programming)[1]	7.000	10/01/2022	3,715,291

1,770,000	Southwestern IL Devel. Authority (Village of Sauget)[1]	5.625	11/01/2026	1,392,388

12,000,000	Springfield, IL Electric[1]	5.000	03/01/2030	12,090,240

3,000,000	University of Illinois (Auxiliary Facilities System)[1]	5.125	04/01/2036	3,133,200

12,000,000	University of Illinois (Auxiliary Facilities System)[2]	5.750	04/01/2038	13,349,520

1,975,000	Vernon Hills, IL Tax Increment (Town Center)[1]	6.250	12/30/2026	1,908,739

950,000	Volo Village, IL Special Service Area (Lancaster Falls)[1]	5.750	03/01/2036	924,483

3,822,000	Volo Village, IL Special Service Area (Remington Pointe)[1]	6.450	03/01/2034	3,508,405

1,870,000	Yorkville, IL United City Special Services Area Special Tax	5.000	03/01/2033	1,676,717

2,325,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)[1]	5.875	03/01/2036	2,261,295

1,634,000	Yorkville, IL United City Special Services Area Special Tax (Raintree Village II)[4]	6.250	03/01/2035	965,727

				245,887,401

Indiana—1.9%
1,700,000	Carmel, IN Redevel. District COP[1]	6.500	07/15/2035	1,745,747

1,365,000	Hammond, IN Local Public Improvement District[1]	5.000	02/01/2024	1,417,675

1,000,000	Hammond, IN Local Public Improvement District[1]	6.500	08/15/2030	1,014,020

1,000,000	Hammond, IN Local Public Improvement District[1]	6.750	08/15/2035	1,015,160

2,885,000	IN Finance Authority (Marian University)[1]	5.250	09/15/2025	2,867,488

4,250,000	IN Finance Authority (Marian University)[1]	6.375	09/15/2041	4,326,500

4,750,000	IN Finance Authority (Marian University)[1]	6.500	09/15/2030	4,955,058

33      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Indiana (Continued)

$ 325,000	IN Finance Authority Educational Facilities (Irvington Community)[1]	9.000%	07/01/2039	$369,817

3,985,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[1]	6.000	07/01/2040	4,077,253

1,000,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[1]	5.750	07/01/2030	1,036,530

2,025,000	Indianapolis, IN Multifamily Hsg. (Stonekey Apartments)[1]	7.000	02/01/2039	2,147,674

8,000,000	Mount Vernon, IN School Building Corp.	5.000	01/15/2037	8,431,680

2,466,162	North Manchester, IN Economic Devel. (Peabody Retirement Community)[1]	5.130	12/01/2045	1,950,907

2,123,639	North Manchester, IN Economic Devel. (Peabody Retirement Community)[4]	1.000	12/01/2045	21

2,200,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)[1]	6.500	07/01/2022	2,244,066

				37,599,596

Iowa—0.7%
1,000,000	Dickinson County, IA Hsg. (Spirit Lake)[1]	5.875	12/01/2036	928,860

750,000	IA Finance Authority (Amity Fellowserve)[1]	6.500	10/01/2036	742,897

400,000	IA Finance Authority (Boys & Girls Home and Family Services)[4]	5.900	12/01/2028	177,880

2,035,000	IA Finance Authority (Mercy Medical Center)	5.000	08/15/2028	2,149,286

1,500,000	IA Finance Authority (Mercy Medical Center)	5.000	08/15/2029	1,577,640

425,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)[1]	5.375	06/01/2025	350,850

9,500,000	IA Tobacco Settlement Authority[1]	5.500	06/01/2042	7,357,275

				13,284,688

Kansas—0.2%
895,000	Hays, KS Sales Tax[1]	6.000	01/01/2025	887,187

256,000	Overland Park, KS Transportation Devel. District (Grass Creek)[1]	4.850	09/01/2016	265,375

2,435,000	Pittsburgh, KS Special Obligation (North Broadway Redevel.)[1]	4.900	04/01/2024	2,065,951

				3,218,513

Kentucky—0.0%
80,000	Owens County, KY Waterworks System (AWCC/KAWC Obligated Group)[1]	6.250	06/01/2039	85,764

15,000	Springfield, KY Educational Devel. (St. Catherine College)[1]	5.750	10/01/2035	15,065

				100,829

Louisiana—2.4%
2,000,000	Jefferson Parish, LA Hospital Service District No. 1 (West Jefferson Medical Center)[1]	5.250	01/01/2028	2,089,420

1,000,000	LA Citizens Property Insurance Corp.	5.000	06/01/2024	1,100,920

1,000,000	LA Citizens Property Insurance Corp.	5.000	06/01/2024	1,089,640

5,000,000	LA HFA (La Chateau)[1]	7.250	09/01/2039	5,062,250

8,280,000	LA HFA (La Chateau)[1]	6.875	09/01/2029	8,325,871

35,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.250	09/01/2035	23,591

34    OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Louisiana (Continued)

$ 3,085,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.500%	09/01/2022	$2,117,235

2,000,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.250	09/01/2018	1,549,960

1,240,000	LA Local Government EF&CD Authority (Capital Projects and Equipment)[1]	6.550	09/01/2025	1,307,406

19,275,000	LA Public Facilities Authority (OLOLRMC/OLOLMC Obligated Group)[1]	6.750	07/01/2039	21,357,856

1,000,000	LA Stadium & Exposition District[1]	5.000	07/01/2028	1,075,760

2,000,000	LA Stadium & Exposition District	5.000	07/01/2032	2,093,980

2,500,000	Lakeshore Villages, LA Master Community Devel. District[6]	5.250	07/01/2017	986,250

20,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)[1]	5.000	07/15/2025	20,223

				48,200,362

Maine—0.4%

2,000,000	ME H&HEFA (Maine General Medical Center)[1]	6.750	07/01/2036	2,111,860

5,000,000	ME H&HEFA (Maine General Medical Center)[1]	7.500	07/01/2032	5,557,000

				7,668,860

Maryland—0.1%
40,000	MD EDC Student Hsg. (Allegheny College Hsg.)[1]	6.000	09/01/2032	40,032

1,000,000	MD EDC Student Hsg. (Morgan State University)[1]	5.000	07/01/2034	965,830

65,000	MD H&HEFA (Johns Hopkins Hospital)[1]	5.375	07/01/2020	65,143

967,000	Prince Georges County, MD Special District (Victoria Falls)[1]	5.250	07/01/2035	928,523

750,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)[4]	5.250	01/01/2037	272,123

				2,271,651

Massachusetts—0.5%
260,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.500	01/01/2035	249,844

750,000	MA Devel. Finance Agency (Lasell College)[1]	5.500	07/01/2026	780,743

25,000	MA Devel. Finance Agency (Lasell College)[1]	6.000	07/01/2031	26,162

461,488	MA Devel. Finance Agency (Linden Ponds)	0.605 [5]	11/15/2056	2,072

14,103	MA Devel. Finance Agency (Linden Ponds)[1]	6.250	11/15/2039	11,561

92,782	MA Devel. Finance Agency (Linden Ponds)[1]	5.500	11/15/2046	66,030

1,733,606	MA Devel. Finance Agency (Linden Ponds)[1]	6.250	11/15/2046	1,383,920

6,770,000	MA Devel. Finance Agency (Merrimack College)[1]	5.250	07/01/2042	6,700,608

40,000	MA Devel. Finance Agency (Northern Berkshire Community)	6.250	08/15/2029	31,676

78,847	MA Devel. Finance Agency (Northern Berkshire Healthcare)	3.184 [5]	02/15/2043	7,885

149,400	MA Devel. Finance Agency (Northern Berkshire Healthcare)	35.005 [5]	02/15/2043	1

35      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Massachusetts (Continued)

$ 122,291	MA Devel. Finance Agency (Northern Berkshire Healthcare)	6.000%	02/15/2043	$94,071

50,000	MA Devel. Finance Agency (Orchard Cove)[1]	5.250	10/01/2037	43,720

25,000	MA H&EFA (Beverly Hospital Corp.)[1]	5.250	07/01/2023	25,027

				9,423,320

Michigan—3.6%
680,000	Detroit, MI City School District	5.000	05/01/2031	697,279

1,100,000	Detroit, MI City School District	5.000	05/01/2028	1,150,985

5,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	4,364

13,435,000	Detroit, MI Sewer Disposal System[1]	7.500	07/01/2033	14,335,145

2,250,000	Detroit, MI Sewer Disposal System[1]	6.500	07/01/2024	2,291,872

2,155,000	Detroit, MI Water and Sewerage Dept.	5.000	07/01/2032	1,973,915

1,000,000	Detroit, MI Water Supply System[1]	5.000	07/01/2036	904,370

5,300,000	Detroit, MI Water Supply System[1]	5.000	07/01/2030	4,963,927

1,555,000	Detroit, MI Water Supply System[1]	5.000	07/01/2033	1,432,373

40,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375	07/01/2018	40,028

495,000	Grand Traverse Academy, MI Public School Academy[1]	5.000	11/01/2022	464,201

1,000,000	Grand Traverse Academy, MI Public School Academy[1]	4.750	11/01/2032	793,450

2,200,000	Grand Traverse Academy, MI Public School Academy[1]	4.625	11/01/2027	1,844,458

600,000	MI Finance Authority (Old Redford Public School Academy)[1]	5.900	12/01/2030	542,946

600,000	MI Finance Authority (Old Redford Public School Academy)[1]	6.500	12/01/2040	557,694

14,600,000	MI Hospital Finance Authority (Trinity Health)[2]	6.125	12/01/2023	16,797,446

15,000	MI Hsg. Devel. Authority (Walled Lake Villa)[1]	6.000	04/15/2018	15,033

1,155,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000	12/01/2035	1,027,777

9,955,266	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	5.850	08/31/2027	7,530,263

441,125	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875	08/31/2028	423,952

1,323,000,000	MI Tobacco Settlement Finance Authority	9.838 [5]	06/01/2058	6,257,790

250,000	Monroe County, MI Hospital Finance Authority (Mercy Memorial Hospital Corp.)[1]	5.500	06/01/2035	250,087

1,325,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.625	11/01/2035	986,542

400,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.375	11/01/2030	302,468

500,000	Renaissance, MI Public School Academy	6.000	05/01/2037	454,080

5,000,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)	5.000	12/01/2037	5,105,300

55,000	Wayne County, MI Building Authority[1]	5.250	06/01/2016	55,210

				71,202,955

36    OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Minnesota—0.4%
$ 885,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)[1]	5.375%	02/15/2032	$749,329

1,260,000	Columbia Heights, MN Multifamily & Health Care Facilities (Crest View Corp.)[1]	5.700	07/01/2042	935,311

1,780,000	Minneapolis, MN Multifamily Hsg. (Shingle Creek Senior Hsg.)[1]	5.550	10/20/2042	1,785,091

610,000	Minneapolis, MN Tax Increment (St. Anthony Falls)[1]	5.750	02/01/2027	584,697

965,000	Mound, MN Hsg. & Redevel. Authority (Metroplaines)[1]	5.000	02/15/2027	949,560

1,500,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.625	02/01/2031	1,459,230

1,615,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.000	02/01/2031	1,370,893

110,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.375	08/01/2021	111,927

130,000	St. Paul, MN Port Authority (Great Northern)[1]	6.000	03/01/2030	129,594

				8,075,632

Mississippi—0.1%
85,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	5.750	07/01/2031	85,065

845,000	Meridian, MS Tax Increment (Meridian Crossroads)[1]	8.750	12/01/2024	909,795

				994,860

Missouri—2.9%
200,000	Belton, MO Tax Increment (Belton Town Center)[1]	5.625	03/01/2025	192,260

250,000	Branson Hills, MO Infrastructure Facilities[1]	5.500	04/01/2027	134,447

900,000	Branson, MO IDA (Branson Hills Redevel.)[1]	5.750	05/01/2026	848,304

365,000	Branson, MO IDA (Branson Hills Redevel.)[1]	7.050	05/01/2027	358,094

1,500,000	Branson, MO IDA (Branson Landing)[1]	5.250	06/01/2021	1,458,135

7,385,000	Branson, MO IDA (Branson Shoppe Redevel.)[1]	5.950	11/01/2029	7,121,208

675,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)[1]	5.875	12/01/2031	525,508

400,000	Chillicothe, MO Tax Increment (South U.S. 65)[1]	5.625	04/01/2027	341,768

400,000	Chillicothe, MO Tax Increment (South U.S. 65)[1]	5.500	04/01/2021	370,416

3,840,000	Hawk Ridge, MO Transportation Devel. District[1]	5.000	02/01/2030	2,309,990

435,000	Hawk Ridge, MO Transportation Devel. District[1,3]	4.650	02/01/2017	398,986

14,360,000	Hazelwood, MO Transportation Devel. District (370/Missouri Bottom Road/Tausig Road)[1]	7.200	05/01/2033	14,365,170

2,575,000	Independence, MO 39th Street Transportation[1]	6.875	09/01/2032	2,600,389

650,000	Kansas City, MO Tax Increment (Briarcliff West)[1]	5.150	06/01/2016	665,613

800,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)[1]	6.500	06/01/2025	804,048

37      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Missouri (Continued)

$ 2,160,000	Kansas City, MO Tax Increment (Southtown)[1]	6.000%	03/01/2017	$2,296,944

300,000	Lees Summit, MO IDA (Kensington Farms)[1]	5.500	03/01/2021	300,657

250,000	Lees Summit, MO IDA (Kensington Farms)[1]	5.750	03/01/2029	227,432

790,000	Liberty, MO Tax Increment (Liberty Triangle)[1]	5.875	10/01/2029	759,830

2,100,000	Maplewood, MO Tax (Maplewood South Redevel.)[1]	5.750	11/01/2026	2,049,201

355,000	MO Grindstone Plaza Transportation Devel. District[1]	5.500	10/01/2031	275,924

217,000	Northwoods, MO Transportation Devel. District[1,3]	5.850	02/01/2031	181,455

1,500,000	Osage Beach, MO Tax Increment (Prewitts Point)[1]	5.000	05/01/2023	1,421,055

1,080,000	Osage Beach, MO Tax Increment (Prewitts Point)[1]	4.800	05/01/2016	1,081,534

350,000	Ozark Centre, MO Transportation Devel. District[1]	5.375	09/01/2032	314,111

1,500,000	Raymore, MO Tax Increment[1]	5.375	03/01/2020	919,110

2,750,000	Raymore, MO Tax Increment[1]	5.625	03/01/2028	1,630,860

2,500,000	Richmond Heights, MO Tax Increment & Transportation Sales Tax[1]	5.625	11/01/2025	2,499,850

1,220,000	St. Louis, MO IDA (Southtown Redevel.)[1]	5.125	05/01/2026	1,161,745

481,000	St. Louis, MO Tax Increment (1505 Missouri Avenue Redevel.)	6.000	08/04/2025	229,038

846,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)	6.000	08/21/2026	488,937

1,879,000	St. Louis, MO Tax Increment (1619 Washington Redevel.)	5.500	03/09/2027	1,081,195

662,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500	05/29/2028	389,024

545,000	St. Louis, MO Tax Increment (Printers Lofts)[6]	6.000	08/21/2026	314,977

466,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500	01/20/2028	287,485

783,000	St. Louis, MO Tax Increment (Washington East Condominiums)[1]	5.500	01/20/2028	652,396

1,080,000	St. Louis, MO Tax Increment Financing (Ludwig Lofts)	6.690	04/21/2029	598,471

373,000	St. Louis, MO Tax Increment Financing, Series A	5.500	09/02/2028	213,076

3,255,000	St. Louis, MO Tax Increment, Series A	6.600	01/21/2028	2,164,705

320,000	Stone Canyon, MO Improvement District (Infrastructure)[4]	5.750	04/01/2027	158,246

620,000	Stone Canyon, MO Improvement District (Infrastructure)[4]	5.700	04/01/2022	306,602

610,000	Suemandy, MO Mid-Rivers Community Improvement District[1]	7.500	10/01/2029	635,815

2,500,000	University Place, MO Transportation Devel. District[1]	5.000	03/01/2032	2,352,350

				57,486,361

38    OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Montana—0.5%
$ 11,710,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)	0.000%[10]	09/01/2031	$9,275,959

375,000	MT Facilities Finance Authority (St. John’s Lutheran)[1]	6.000	05/15/2025	379,387

				9,655,346

Nebraska—0.6%
5,000,000	NE Central Plains Gas Energy	5.250	09/01/2037	5,121,200

2,915,000	NE Educational Facilities Authority (Midland Lutheran College)[1]	5.600	09/15/2029	2,389,134

1,150,000	NE Educational Finance Authority (Concordia University)[1]	5.000	10/01/2037	1,091,810

2,200,000	Santee Sioux Nation, NE Tribal Health Care (Indian Health Service)[1]	8.750	10/01/2020	2,294,644

				10,896,788

Nevada—2.7%
15,000,000	Clark County, NV Airport[2]	5.750	07/01/2042	16,692,450

260,000	Clark County, NV Improvement District[1]	5.050	02/01/2031	198,536

325,000	Clark County, NV Improvement District[1]	5.000	02/01/2026	271,918

20,000,000	Clark County, NV Water Reclamation District[2]	5.250	07/01/2038	22,366,600

5,105,000	Director of the State of NV Dept. of Business & Industry (Las Vegas Monorail)	6.850 [5]	01/01/2019	715,057

5,000	Las Vegas, NV Special Improvement District (Sumerlin Village)[1]	5.875	06/01/2021	5,091

75,000	Mesquite, NV Special Improvement District (Canyon Creek)[1]	5.200	08/01/2016	72,617

110,000	Mesquite, NV Special Improvement District (Canyon Creek)[1,3]	5.250	08/01/2017	104,940

235,000	Mesquite, NV Special Improvement District (Canyon Creek)[1,3]	5.300	08/01/2018	220,270

560,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1,3]	5.850	08/01/2018	591,276

905,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1,3]	6.000	08/01/2023	910,946

695,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1,3]	6.150	08/01/2037	630,323

480,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1,3]	6.000	08/01/2027	464,078

2,500,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)[1]	6.400	06/01/2020	2,675,800

7,420,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)[1]	6.700	06/01/2028	7,561,054

				53,480,956

New Hampshire—2.9%
3,220,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.700 [5]	01/01/2030	783,490

39      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

New Hampshire (Continued)

$ 495,000	Manchester, NH Hsg. & Redevel. Authority, Series B	6.000%[5]	01/01/2023	$229,086

1,000,000	Manchester, NH Hsg. & Redevel. Authority, Series B	6.750	01/01/2015	998,170

305,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.650 [5]	01/01/2029	81,103

415,000	NH Business Finance Authority (Huggins Hospital)[1]	6.875	10/01/2039	431,073

4,010,000	NH H&EFA (Franklin Pierce College)[1]	6.050	10/01/2034	3,374,014

21,765,000	NH H&EFA (LRG Healthcare)[2]	5.500	10/01/2034	23,191,806

1,225,000	NH H&EFA (LRG Healthcare)[1]	5.500	10/01/2034	1,305,286

20,860,000	NH H&EFA (LRG Healthcare)[2]	7.000	04/01/2038	23,906,812

1,500,000	NH H&EFA (Southern New Hampshire University)	5.000	01/01/2027	1,543,890

40,000	NH H&EFA (St. Joseph Hospital/Youville House/Cove)[1]	5.500	07/01/2034	40,035

1,270,000	NH HE&HFA (Franklin Pierce College)[1]	5.300	10/01/2028	1,030,669

				56,915,434

New Jersey—0.5%
5,610,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)[1]	6.300	07/01/2023	5,279,851

3,640,000	NJ Tobacco Settlement Financing Corp.[1]	5.000	06/01/2029	2,992,444

1,000,000	NJ Transportation Trust Fund Authority[1]	6.000	06/15/2035	1,148,210

				9,420,505

New Mexico—0.2%
1,495,000	Cabezon, NM Public Improvement District[1]	6.300	09/01/2034	1,509,292

270,000	Montecito Estates, NM Public Improvement District[1]	7.000	10/01/2037	273,432

1,925,000	NM Trails Public Improvement District	7.750	10/01/2038	1,840,801

				3,623,525

New York—3.4%
3,000,000	NY MTA, Series E	5.000	11/15/2030	3,214,560

19,665,000	NYC GO2	5.375	04/01/2036	22,015,973

20,000,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2036	21,207,800

9,470,000	NYS DA (St. Mary’s Hospital for Children)	7.875	11/15/2041	9,749,270

5,985,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	5.375	06/01/2028	5,493,332

5,255,000	Westchester County, NY Healthcare Corp., Series A1	5.000	11/01/2030	5,470,297

				67,151,232

North Carolina—0.0%
20,000	NC Medical Care Commission (AHACHC)[1]	5.800	10/01/2034	20,473

Ohio—8.4%
3,440,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)[1]	5.750	06/01/2031	3,506,323

2,250,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)[1]	6.000	06/01/2045	2,282,265

970,100,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.251 [5]	06/01/2047	56,120,285

40    OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Ohio (Continued)

$ 743,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501%[5]	06/01/2052	$7,474,580

10,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.250	06/01/2037	8,195,300

2,555,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.375	06/01/2024	2,217,229

20,820,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.750	06/01/2034	16,212,118

11,460,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.125	06/01/2024	9,663,187

20,360,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875	06/01/2030	16,417,897

22,380,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.000	06/01/2042	17,740,178

1,305,000	Butler County, OH Hospital Facilities (UC Health)[1]	5.750	11/01/2040	1,359,614

2,165,000	Centerville, OH Health Care (Bethany Lutheran Village)[1]	6.000	11/01/2038	2,145,472

120,000	Cleveland, OH Rock Glen Hsg. Assistance Corp. (Ambleside Apartments)[1]	7.000	06/01/2018	120,076

3,445,000	Cleveland-Cuyahoga County, OH Port Authority[1]	6.000	11/15/2035	3,783,196

10,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500	02/15/2027	10,007

295,000	Glenwillow Village, OH GO1	5.875	12/01/2024	299,454

20,000	Greene County, OH Economic Devel. (YMCA)[1]	6.000	12/01/2023	18,748

1,000,000	Greene County, OH University Hsg. (Central State University)[1]	5.500	09/01/2027	936,300

1,310,000	Greene County, OH University Hsg. (Central State University)[1]	5.625	09/01/2032	1,189,912

270,000	Grove City, OH Tax Increment Financing[1]	5.125	12/01/2016	291,608

2,500,000	Grove City, OH Tax Increment Financing[1]	5.375	12/01/2031	2,461,775

805,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)[1]	5.000	12/01/2022	817,147

4,015,000	OH Higher Education Facility Commission (Ashland University)	6.250	09/01/2024	3,550,665

5,860,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[6]	6.400	02/15/2034	4,612,465

2,475,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[6]	6.300	02/15/2024	2,121,595

4,065,000	Portage County, OH Port Authority (Northeast Ohio Medical University)	5.000	12/01/2037	3,793,986

510,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	552,335

645,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400	11/01/2036	322,210

				168,215,927

Oklahoma—0.6%
13,055,000	Grady County, OK Criminal Justice Authority	7.000	11/01/2041	11,959,163

41      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Oklahoma (Continued)

$ 770,000	Langston, OK EDA (Langston University)[1]	5.250%	05/01/2026	$778,239

20,000	Texas County, OK Devel Authority Student Hsg. (OPSU-Goodwell)[1]	5.450	11/01/2034	20,037

				12,757,439

Oregon—0.0%
340,000	OR Facilities Authority (Concordia University)[1]	6.125	09/01/2030	349,513

500,000	OR Facilities Authority (Concordia University)[1]	6.375	09/01/2040	517,735

				867,248

Pennsylvania—1.1%
500,000	Luzerne County, PA IDA[1]	7.750	12/15/2027	504,090

495,000	Luzerne County, PA IDA[1]	7.500	12/15/2019	491,129

25,000	Northumberland County, PA IDA (NHS Youth Services)[1]	5.500	02/15/2033	17,182

3,425,000	Northumberland County, PA IDA (NHS Youth Services)[1]	7.750	02/15/2029	2,477,542

2,000,000	PA HEFA (Shippensburg University)[1]	6.250	10/01/2043	2,121,740

3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2030	3,123,240

5,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2031	5,170,700

3,255,000	PA Turnpike Commission[1]	0.000 [10]	12/01/2034	3,082,550

685,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)	6.125	03/15/2043	613,959

920,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)[1]	7.250	01/01/2021	930,516

3,500,000	Philadelphia, PA School District[1]	6.000	09/01/2038	3,785,040

				22,317,688

Rhode Island—1.0%
4,915,000	Central Falls, RI Detention Facility	7.250	07/15/2035	3,718,542

50,000	Providence, RI HDC (Barbara Jordan Apartments)[1]	6.750	07/01/2025	50,120

725,000	RI Health & Educational Building Corp. (EPBH/RIH/TMH Obligated Group)[1]	7.000	05/15/2039	790,533

13,600,000	RI Health & Educational Building Corp. (EPBH/RIH/TMH Obligated Group)[1]	7.000	05/15/2039	15,272,528

40,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	6.500	04/01/2027	40,079

33,305,000	RI Tobacco Settlement Financing Corp. (TASC)	6.125 [5]	06/01/2052	288,088

10,375,000	RI Tobacco Settlement Financing Corp. (TASC)	6.750 [5]	06/01/2052	75,841

				20,235,731

South Carolina—0.8%
500,000	Allendale County, SC School District Energy Savings Special Obligation[1]	8.500	12/01/2018	511,345

1,820,000	Lancaster County, SC (Sun City Carolina Lakes)[1]	5.450	12/01/2037	1,682,954

5,448,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)	6.200	11/01/2036	4,770,650

11,240,000	SC Connector 2000 Assoc. Toll Road, Series B	6.697 [5]	01/01/2026	1,672,062

6,565,000	SC Connector 2000 Assoc. Toll Road, Series B	5.781 [5]	01/01/2021	1,307,157

42    OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

South Carolina (Continued)

$ 600,000	SC Connector 2000 Assoc. Toll Road, Series B	5.535%[5]	01/01/2020	$126,480

550,000	SC Educational Facilities Authority (Southern Wesleyan University)[1]	5.750	03/01/2029	552,519

2,500,000	SC Jobs-EDA (Coastal Hsg. Foundation)[1]	6.250	04/01/2035	2,766,425

2,000,000	SC Jobs-EDA (Coastal Hsg. Foundation)[1]	6.500	04/01/2042	2,234,260

15,000	SC Jobs-EDA (Myrtle Beach Convention)[1]	5.250	04/01/2036	14,796

935,000	SC Jobs-EDA (Palmetto Health)[1]	5.375	08/01/2022	1,025,620

				16,664,268

South Dakota—0.0%
500,000	SD Educational Enhancement Funding Corp. Tobacco Settlement	5.000	06/01/2027	523,840

Tennessee—0.7%
115,000	Johnson City, TN H&EFB (Johnson City Medical Center)[1]	5.250	07/01/2028	115,212

500,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Belmont University)	5.000	11/01/2027	529,985

1,000,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Belmont University)	5.000	11/01/2028	1,053,410

1,000,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Belmont University)	5.000	11/01/2026	1,065,090

10,665,000	TN Energy Acquisition Gas Corp.[1]	5.000	02/01/2027	11,271,732

				14,035,429

Texas—6.2%
60,000	Collin County, TX HFC (Community College District Foundation)[1]	5.250	06/01/2031	50,180

4,000,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2038	4,124,080

700,000	Danbury, TX Higher Education Finance Corp. (Island Foundation)[1]	6.250	02/15/2036	659,365

7,550,000	Donna, TX GO1	6.250	02/15/2037	6,846,717

4,957,000	Escondido, TX Public Improvement District (Horseshoe Bay)[1]	7.250	10/01/2033	4,990,261

45,000	Harris County-Houston, TX Sports Authority[1]	5.000	11/15/2025	45,001

16,000,000	Houston, TX Airport System, Series A2	5.500	07/01/2039	17,670,720

300,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	333,918

250,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000	08/15/2036	257,888

250,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000	08/15/2041	256,780

7,465,000	Irving, TX Hotel Occupancy[1,3]	5.500	08/15/2038	7,623,557

2,900,000	Lufkin, TX Health Facilities Devel. Corp. (Memorial Health System of East Texas)[1]	6.250	02/15/2037	3,004,806

2,350,000	Maverick County, TX GO COP[1]	8.750	03/01/2034	2,219,504

700,000	Maverick County, TX GO COP[1]	8.750	03/01/2034	661,129

8,610,000	McLennan County, TX Public Facility Corp.[1]	6.625	06/01/2035	9,080,020

43      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Texas (Continued)

$ 780,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	6.000%	04/01/2045	$776,654

555,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	5.875	04/01/2036	555,533

700,000	Newark, TX Cultural Education Facilities Finance Corp. (A.W. Brown Fellowship Charter School)	6.000	08/15/2042	703,542

12,000,000	North Central TX HFDC (Children’s Medical Center)[2]	5.750	08/15/2039	12,876,720

3,695,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)	6.150	08/01/2022	101,613

16,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[2]	6.250	11/15/2029	18,379,680

6,631,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)[1]	7.750	10/01/2037	6,871,573

460,000	TX Affordable Hsg. Corp. (Worthing Oaks Apartments)[1]	6.600	07/20/2037	476,169

485,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	6.000	09/01/2033	317,850

110,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	5.750	09/01/2027	76,542

14,500,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	17,129,720

1,700,000	TX Public Finance Authority Charter School Finance Corp. (Cosmos Foundation)[1]	6.000	02/15/2030	1,810,568

660,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)[1]	6.250	09/01/2036	636,022

1,085,000	TX Public Finance Authority Charter School Finance Corp. (New Fontiers School)[1]	5.800	08/15/2040	1,114,045

18,750,000	TX Turnpike Authority (Central TX Turnpike System)	6.591 [5]	08/15/2037	4,562,812

100,000	Williamson County, TX1	5.125	02/15/2034	100,345

				124,313,314

Utah—0.3%
2,330,000	Utah County, UT Charter School (Lakeview Academy)[1]	5.250	07/15/2043	2,165,479

2,315,000	Utah County, UT Charter School (Lakeview Academy)[1]	5.625	07/15/2037	2,318,889

500,000	Utah County, UT Charter School (Lakeview Academy)[1]	5.000	07/15/2032	467,930

285,000	Utah County, UT Charter School (Lincoln Academy)[1]	5.875	06/15/2037	299,261

275,000	Utah County, UT Charter School (Renaissance Academy)[1]	5.625	07/15/2037	241,444

1,330,000	West Valley City, UT Sewer (East Hollywood High School)[1]	5.625	06/15/2037	1,080,545

				6,573,548

Vermont—0.1%
445,000	Burlington, VT GO	5.000	11/01/2032	442,557

44    OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Vermont (Continued)

$ 350,000	Burlington, VT GO	5.000%	11/01/2027	$357,980

516,210	VT Educational & Health Buildings Financing Agency (Marlboro College)[1]	2.779	04/01/2019	499,562

				1,300,099

Virginia—1.1%
2,175,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)[1]	5.250	07/15/2025	1,829,044

825,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)[1]	5.500	07/15/2035	633,938

525,000	Celebrate, VA North Community Devel. Authority Special Assessment[6]	6.750	03/01/2034	338,410

371,000	Farms New Kent, VA Community Devel. Authority Special Assessment[6]	5.125	03/01/2036	192,074

750,000	Farms New Kent, VA Community Devel. Authority Special Assessment[6]	5.800	03/01/2036	388,312

3,000,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.450	03/01/2036	1,553,190

25,000	Greensville County, VA IDA (Georgia-Pacific Corp.)[1]	5.300	08/01/2014	25,331

345,000	Manassas Park, VA Economic Devel. Authority[1]	6.000	07/15/2035	361,984

900,000	New Port, VA CDA[1]	5.600	09/01/2036	554,589

3,375,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450	09/01/2037	3,492,484

2,690,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1]	6.500	08/01/2038	2,720,101

685,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1]	6.500	08/01/2028	702,639

675,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.300	09/01/2031	640,204

3,500,000	VA Celebrate South CDA Special Assessment[4]	6.250	03/01/2037	1,996,085

2,000,000	VA College Building Authority (Regent University)[1]	5.000	06/01/2029	2,011,660

950,000	VA College Building Authority (Regent University)[1]	5.000	06/01/2026	963,290

585,000	VA College Building Authority Educational Facilities (Regent University)[1]	5.000	06/01/2036	581,069

162,770,000	VA Tobacco Settlement Authority	5.770 [5]	06/01/2047	2,553,861

35,170,000	VA Tobacco Settlement Authority	5.670 [5]	06/01/2047	741,032

				22,279,297

Washington—3.4%
1,000,000	Bremerton, WA Hsg. Authority[1]	5.300	06/01/2026	991,010

4,145,000	Bremerton, WA Hsg. Authority[1]	5.500	06/01/2037	3,854,270

500,000	Grant County, WA Public Hospital District No. 3 (Columbia Basin Hospital)	5.500	12/01/2036	498,670

75,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)[1]	5.600	03/01/2028	71,622

25,000	Pierce County, WA Hsg. Authority[1]	5.800	12/01/2023	24,998

1,410,000	Seattle, WA Hsg. Authority (Gamelin House & Genesee)[1]	5.700	11/01/2035	1,392,558

45      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Washington (Continued)

$ 3,000,000	Tacoma, WA Consolidated Local Improvements District No. 65	5.750%	04/01/2043	$2,853,870

80,000	Vancouver, WA Hsg. Authority (Springbrook Village Apartments)[1]	5.000	03/01/2025	94,606

3,920,000	Vancouver, WA Hsg. Authority (Springbrook Village Apartments)[1]	5.000	03/01/2025	4,073,978

33,785,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[2]	6.375	10/01/2036	38,239,857

15,000,000	WA Health Care Facilities Authority (Providence Health System-Washington)[2]	5.250	10/01/2033	16,267,500

35,000	White Salmon, WA Water & Sewer	6.000	07/01/2015	35,112

				68,398,051

West Virginia—0.2%
960,000	Brooke County, WV (Bethany College)[1]	6.500	10/01/2031	1,031,328

1,885,000	Brooke County, WV (Bethany College)[1]	6.750	10/01/2037	2,036,535

				3,067,863

Wisconsin—1.8%
1,750,000	Sokaogon, WI Chippewa Community (Gaming)[4]	7.000	01/01/2026	785,050

2,325,000	WI Center District, Series A	5.000	12/15/2029	2,501,607

2,495,000	WI Center District, Series A	5.000	12/15/2030	2,671,022

5,000,000	WI GO1	6.000	05/01/2036	5,628,150

750,000	WI H&EFA (Beloit College)[1]	6.125	06/01/2039	798,608

1,230,000	WI H&EFA (Beloit College)[1]	6.125	06/01/2035	1,318,007

1,305,000	WI H&EFA (Richland Hospital)[1]	5.375	06/01/2028	1,300,380

1,260,000	WI H&EFA (SSM Health Care Corp.)[1]	5.250	06/01/2034	1,315,377

16,000,000	WI H&EFA (SSM HEALTH)[2]	5.250	06/01/2034	16,703,200

200,000	WI Public Finance Authority (Las Ventanas Retirement Community)	36.060 [5]	10/01/2042	2

465,000	WI Public Finance Authority (Las Ventanas Retirement Community)[1]	7.000	10/01/2042	434,082

200,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.181 [5]	10/01/2042	62,702

650,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)[1]	7.125	07/01/2042	679,458

500,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	5.750	07/15/2032	499,420

350,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	6.000	07/15/2042	347,627

				35,044,692

U.S. Possessions—10.1%
500,000	Guam Government Department of Education COP (John F. Kennedy High School)[1]	6.625	12/01/2030	510,590

800,000	Guam Government Department of Education COP (John F. Kennedy High School)[1]	6.875	12/01/2040	816,576

5,400,000	Puerto Rico Aqueduct & Sewer Authority	5.750	07/01/2037	3,764,988

7,315,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.000	07/01/2033	4,773,842

1,885,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.250	07/01/2029	1,291,998

1,925,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000	07/01/2047	1,334,737

11,250,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	9,811,238

46    OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

U.S. Possessions (Continued)

$ 1,500,000	Puerto Rico Commonwealth GO1	5.500%	07/01/2026	$1,036,095

4,515,000	Puerto Rico Commonwealth GO1	5.000	07/01/2020	3,321,099

3,000,000	Puerto Rico Commonwealth GO1	5.250	07/01/2023	2,139,330

4,020,000	Puerto Rico Commonwealth GO1	5.250	07/01/2030	2,792,413

500,000	Puerto Rico Commonwealth GO1	5.500	07/01/2021	483,155

4,000,000	Puerto Rico Commonwealth GO1	5.625	07/01/2033	2,804,800

1,250,000	Puerto Rico Commonwealth GO1	5.375	07/01/2030	881,725

3,000,000	Puerto Rico Commonwealth GO1	5.125	07/01/2028	2,037,930

5,000,000	Puerto Rico Commonwealth GO1	6.500	07/01/2037	3,756,400

3,000,000	Puerto Rico Commonwealth GO1	6.000	07/01/2040	2,136,330

5,000,000	Puerto Rico Commonwealth GO	5.750	07/01/2028	3,489,100

9,000,000	Puerto Rico Commonwealth GO1	5.750	07/01/2036	6,312,420

2,610,000	Puerto Rico Commonwealth GO1	5.000	07/01/2023	1,815,203

16,000,000	Puerto Rico Commonwealth GO	5.500	07/01/2039	10,934,080

2,000,000	Puerto Rico Commonwealth GO1	6.000	07/01/2039	1,430,120

13,960,000	Puerto Rico Electric Power Authority, Series A	5.000	07/01/2029	8,506,386

2,830,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2028	1,779,023

3,000,000	Puerto Rico Electric Power Authority, Series CCC[1]	5.250	07/01/2027	1,898,490

1,850,000	Puerto Rico Electric Power Authority, Series CCC[1]	5.000	07/01/2022	1,213,674

260,000	Puerto Rico Electric Power Authority, Series RR1	5.000	07/01/2024	228,467

4,000,000	Puerto Rico Electric Power Authority, Series SS1	5.000	07/01/2025	3,468,880

4,500,000	Puerto Rico Electric Power Authority, Series TT1	5.000	07/01/2032	2,627,685

3,000,000	Puerto Rico Electric Power Authority, Series TT1	5.000	07/01/2026	1,872,330

5,000,000	Puerto Rico Electric Power Authority, Series TT1	5.000	07/01/2037	2,906,800

1,690,000	Puerto Rico Electric Power Authority, Series VV1	5.250	07/01/2025	1,498,979

5,000,000	Puerto Rico Electric Power Authority, Series WW1	5.500	07/01/2021	3,535,000

3,050,000	Puerto Rico Electric Power Authority, Series WW1	5.500	07/01/2038	1,771,684

1,985,000	Puerto Rico Electric Power Authority, Series WW1	5.250	07/01/2025	1,259,344

5,000,000	Puerto Rico Electric Power Authority, Series WW1	5.500	07/01/2020	3,667,450

410,000	Puerto Rico Electric Power Authority, Series ZZ1	5.250	07/01/2022	274,413

40,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2022	28,110

3,000,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250	07/01/2038	2,201,310

3,500,000	Puerto Rico Highway & Transportation Authority, Series M1	5.000	07/01/2046	1,923,670

65,000	Puerto Rico Infrastructure[1]	5.000	07/01/2041	36,901

8,000,000	Puerto Rico Infrastructure	7.075 [5]	07/01/2030	1,323,120

850,000	Puerto Rico Infrastructure[1]	5.500	07/01/2024	582,683

8,695,000	Puerto Rico Infrastructure Financing Authority	6.070 [5]	07/01/2031	1,274,861

750,000	Puerto Rico Infrastructure Financing Authority	5.500	07/01/2028	476,468

47      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

U.S. Possessions (Continued)

$ 1,230,000	Puerto Rico ITEMECF (Polytechnic University)[1]	5.000%	08/01/2032	$790,595

2,000,000	Puerto Rico Public Buildings Authority[1]	6.000	07/01/2041	1,426,600

1,000,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2031	744,110

3,300,000	Puerto Rico Public Buildings Authority[1]	5.000	07/01/2032	2,215,917

9,650,000	Puerto Rico Public Buildings Authority	5.250	07/01/2042	6,394,669

8,575,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2026	6,315,831

4,940,000	Puerto Rico Public Buildings Authority[1]	5.375	07/01/2033	3,546,475

5,615,000	Puerto Rico Public Finance Corp., Series B1	5.500	08/01/2031	3,520,156

7,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500	08/01/2044	5,558,000

29,670,000	Puerto Rico Sales Tax Financing Corp., Series A	6.110 [5]	08/01/2044	3,692,728

270,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.000	08/01/2043	180,743

50,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.280 [5]	08/01/2034	9,111,000

16,250,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500	08/01/2037	11,669,613

18,875,000	Puerto Rico Sales Tax Financing Corp., Series A	9.410 [5]	08/01/2036	2,912,979

5,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.375	08/01/2039	3,929,550

33,850,000	Puerto Rico Sales Tax Financing Corp., Series A	6.050 [5]	08/01/2054	2,195,172

3,450,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.250	08/01/2041	2,384,123

29,160,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.000	08/01/2040	22,577,130

				201,195,288

Total Municipal Bonds and Notes (Cost $2,603,957,332)				2,292,485,136

Corporate Bonds and Notes—0.0%
65,047	Las Vegas Monorail Co., Sr. Sec. Nts.[8,9]	5.500	07/15/2019	–

18,270	Las Vegas Monorail Co., Sub. Nts. [8,9]	3.000	07/15/2055	–

Total Corporate Bonds and Notes (Cost $0)				–

Total Investments, at Value (Cost $2,603,957,332)—115.1%				2,292,485,136

Liabilities in Excess of Other Assets—(15.1)				(299,945,238)

Net Assets—100.0%				$1,992,539,898

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after January 31, 2014. See Note 1 of the accompanying Notes.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

5. Zero coupon bond reflects effective yield on the date of purchase.

6. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

48    OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

7. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

8. Interest or dividend is paid-in-kind, when applicable.

9. Received as a result of a corporate action.

10. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

AHACHC	ARC/HDS Alamance Country Housing Corp.
AWCC	American Water Capital Corp.
CDA	Communities Devel. Authority
COP	Certificates of Participation
DA	Dormitory Authority
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EF&CD	Environmental Facilities and Community Devel.
EPBH	Emma Pendleton Bradley Hospital
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HE&HFA	Higher Education and Health Facilities Authority
HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
KAWC	Kentucky American Water Company
LIFERS	Long Inverse Floating Exempt Receipts
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
MTA	Metropolitan Transportation Authority
NH	Northgate Housing
NYC	New York City
NYS	New York State
OH	Oakwood Healthcare
OLOLMC	Our Lady of Lake Medical Center
OLOLRMC	Our Lady of Lourdes Regional Medical Center
OPSU	Oklahoma Panhandle State University
RIBS	Residual Interest Bonds
RIH	Rhode Island Hospital
ROLs	Residual Option Longs
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System

49    OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued) Abbreviations: Continued

TASC	Tobacco Settlement Asset-Backed Bonds
TMH	The Miriam Hospital
UC	United Care
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

50    OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2014 Unaudited

Assets
Investments, at value (cost $2,603,957,332)—see accompanying statement of investments	$2,292,485,136

Cash	20,378

Receivables and other assets:
Interest	30,710,832
Investments sold (including $587,059 sold on a when-issued or delayed delivery basis)	20,063,510
Shares of beneficial interest sold	2,644,543
Other	452,290

Total assets	2,346,376,689

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	295,955,000
Payable for borrowings (See Note 6)	37,800,000
Investments purchased (including $7,588,396 purchased on a when-issued or delayed delivery basis)	11,611,251
Shares of beneficial interest redeemed	5,634,532
Dividends	1,750,500
Distribution and service plan fees	391,778
Trustees’ compensation	330,338
Transfer and shareholder servicing agent fees	173,387
Shareholder communications	17,888
Interest expense on borrowings	7,161
Other	164,956

Total liabilities	353,836,791

Net Assets	$1,992,539,898

Composition of Net Assets
Par value of shares of beneficial interest	$302,211

Additional paid-in capital	2,755,089,444

Accumulated net investment income	34,090,530

Accumulated net realized loss on investments	(485,470,091)

Net unrealized depreciation on investments	(311,472,196)

Net Assets	$1,992,539,898

51      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,361,797,759 and 206,221,234 shares of beneficial interest outstanding)	$6.60
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$6.93

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $22,516,319 and 3,430,167 shares of beneficial interest outstanding)	$6.56

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $365,555,921 and 55,714,035 shares of beneficial interest outstanding)	$6.56

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $242,669,899 and 36,845,856 shares of beneficial interest outstanding)	$6.59

See accompanying Notes to Financial Statements.

52    OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended January 31, 2014 Unaudited

Investment Income
Interest	$79,392,808

Other income	2,473

Total investment income	79,395,281

Expenses
Management fees	4,384,081

Distribution and service plan fees:
Class A	1,739,167
Class B	120,720
Class C	1,964,484

Transfer and shareholder servicing agent fees:
Class A	423,304
Class B	12,315
Class C	138,446
Class Y	69,575

Shareholder communications:
Class A	103,442
Class B	4,816
Class C	39,202
Class Y	14,916

Borrowing fees	1,101,314

Interest expense and fees on short-term floating rate notes issued (See Note 1)	645,526

Interest expense on borrowings	44,232

Trustees’ compensation	24,173

Custodian fees and expenses	23,174

Other	129,000

Total expenses	10,981,887
Less waivers and reimbursements of expenses	(24,306)

Net expenses	10,957,581

Net Investment Income	68,437,700

Realized and Unrealized Loss
Net realized loss on investments	(21,177,259)

Net change in unrealized appreciation/depreciation on investments	(5,149,452)

Net Increase in Net Assets Resulting from Operations	$42,110,989

See accompanying Notes to Financial Statements.

53      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013

Operations
Net investment income	$68,437,700	$148,884,052

Net realized gain (loss)	(21,177,259)	17,903,412

Net change in unrealized appreciation/depreciation	(5,149,452)	(218,780,484)

Net increase (decrease) in net assets resulting from operations	42,110,989	(51,993,020)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(43,023,480)	(103,703,283)
Class B	(615,699)	(1,547,605)
Class C	(10,135,139)	(25,222,275)
Class Y	(6,995,567)	(15,685,209)

	(60,769,885)	(146,158,372)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(211,319,801)	(163,776,102)
Class B	(3,843,084)	(7,622,889)
Class C	(80,782,123)	(38,198,011)
Class Y	45,386,285	(72,270,339)

	(250,558,723)	(281,867,341)

Net Assets
Total decrease	(269,217,619)	(480,018,733)

Beginning of period	2,261,757,517	2,741,776,250

End of period (including accumulated net investment income of $34,090,530 and $26,422,715, respectively)	$1,992,539,898	$2,261,757,517

See accompanying Notes to Financial Statements.

54      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended January 31, 2014 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$42,110,989

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(127,441,605)
Proceeds from disposition of investment securities	393,929,010
Short-term investment securities, net	1,648,130
Premium amortization	2,542,869
Discount accretion	(13,422,903)
Net realized loss on investments	21,177,259
Total net change in unrealized appreciation/depreciation on investments	5,149,452
Change in assets:
Decrease in other assets	237,312
Decrease in interest receivable	2,426,679
Decrease in receivable for securities sold	5,111,730
Change in liabilities:
Decrease in other liabilities	(618,374)
Increase in payable for securities purchased	968,879

Net cash provided by operating activities	333,819,427

Cash Flows from Financing Activities
Proceeds from borrowings	343,100,000
Payments on borrowings	(368,300,000)
Payments on short-term floating rate notes issued	(10,000)
Proceeds from shares sold	353,554,922
Payments on shares redeemed	(650,177,602)
Cash distributions paid	(14,818,354)

Net cash used in financing activities	(336,651,034)

Net decrease in cash	(2,831,607)

Cash, beginning balance	2,851,985

Cash, ending balance	$20,378

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $46,630,800.
Cash paid for interest on borrowings—$49,847.
Cash paid for interest on short-term floating rate notes issued—$645,526.

See accompanying Notes to Financial Statements.

55      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]	Year Ended July 30, 2010 [1]	Year Ended July 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$6.65	$7.19	$6.27	$6.39	$5.51	$7.90

Income (loss) from investment operations:
Net investment income[2]	0.22	0.40	0.43	0.46	0.45	0.50
Net realized and unrealized gain (loss)	(0.07)	(0.55)	0.90	(0.17)	0.89	(2.37)

Total from investment operations	0.15	(0.15)	1.33	0.29	1.34	(1.87)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.39)	(0.41)	(0.41)	(0.46)	(0.52)

Net asset value, end of period	$6.60	$6.65	$7.19	$6.27	$6.39	$5.51

Total Return, at Net Asset Value[3]	2.26%	(2.32)%	21.90%	4.97%	24.64%	(23.57)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,361,798	$1,586,019	$1,888,870	$1,619,244	$2,081,580	$1,447,860

Average net assets (in thousands)	$1,431,185	$1,914,142	$1,677,433	$1,779,808	$1,953,017	$1,234,468

Ratios to average net assets:[4]
Net investment income	6.70%	5.52%	6.45%	7.39%	7.12%	8.67%
Expenses excluding interest and fees from borrowings	0.75%	0.74%	0.77%	0.74%	0.71%	0.76%
Interest and fees from borrowings	0.11%	0.08%	0.10%	0.13%	0.23%	0.92%
Interest and fees on short-term floating rates notes issued[5]	0.06%	0.10%	0.17%	0.21%	0.22%	0.65%

Total expenses	0.92%	0.92%	1.04%	1.08%	1.16%	2.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.92%	1.04%	1.08%	1.16%	2.33%

Portfolio turnover rate	5%	13%	21%	30%	21%	23%

56      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

57      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Unaudited / Continued

Class B	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]	Year Ended July 30, 2010 [1]	Year Ended July 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$6.61	$7.15	$6.24	$6.36	$5.48	$7.87

Income (loss) from investment operations:
Net investment income[2]	0.19	0.34	0.37	0.40	0.39	0.45
Net realized and unrealized gain (loss)	(0.07)	(0.55)	0.89	(0.16)	0.90	(2.38)

Total from investment operations	0.12	(0.21)	1.26	0.24	1.29	(1.93)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.33)	(0.35)	(0.36)	(0.41)	(0.46)

Net asset value, end of period	$6.56	$6.61	$7.15	$6.24	$6.36	$5.48

Total Return, at Net Asset Value[3]	1.85%	(3.15)%	20.84%	4.11%	23.72%	(24.35)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,516	$26,593	$36,439	$34,889	$41,234	$28,789

Average net assets (in thousands)	$23,689	$33,430	$34,260	$37,308	$37,974	$26,189

Ratios to average net assets:[4]
Net investment income	5.86%	4.69%	5.62%	6.54%	6.26%	7.78%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.59%	1.57%	1.61%	1.60%	1.56%	1.64%
Interest and fees from borrowings	0.11%	0.08%	0.10%	0.13%	0.23%	0.92%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.10%	0.17%	0.21%	0.22%	0.65%

Total expenses	1.76%	1.75%	1.88%	1.94%	2.01%	3.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.75%	1.88%	1.94%	2.01%	3.21%

Portfolio turnover rate	5%	13%	21%	30%	21%	23%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

58    OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Class C	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]	Year Ended July 30, 2010 [1]	Year Ended July 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$6.60	$7.15	$6.24	$6.36	$5.48	$7.87

Income (loss) from investment operations:
Net investment income[2]	0.19	0.34	0.38	0.40	0.40	0.45
Net realized and unrealized gain (loss)	(0.06)	(0.55)	0.89	(0.15)	0.89	(2.37)

Total from investment operations	0.13	(0.21)	1.27	0.25	1.29	(1.92)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.34)	(0.36)	(0.37)	(0.41)	(0.47)

Net asset value, end of period	$6.56	$6.60	$7.15	$6.24	$6.36	$5.48

Total Return, at Net Asset Value[3]	2.03%	(3.24)%	20.91%	4.18%	23.82%	(24.27)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$365,556	$450,498	$527,392	$418,638	$518,594	$310,593

Average net assets (in thousands)	$385,748	$539,108	$454,431	$455,782	$465,652	$252,892

Ratios to average net assets:[4]
Net investment income	5.92%	4.75%	5.66%	6.60%	6.32%	7.89%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.54%	1.51%	1.55%	1.53%	1.48%	1.55%
Interest and fees from borrowings	0.11%	0.08%	0.10%	0.13%	0.23%	0.92%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.10%	0.17%	0.21%	0.22%	0.65%

Total expenses	1.71%	1.69%	1.82%	1.87%	1.93%	3.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.71%	1.69%	1.82%	1.87%	1.93%	3.12%

Portfolio turnover rate	5%	13%	21%	30%	21%	23%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

59      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Unaudited / Continued

Class Y	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$6.63	$7.17	$6.26	$6.19

Income (loss) from investment operations:
Net investment income[2]	0.23	0.42	0.44	0.30
Net realized and unrealized gain (loss)	(0.07)	(0.55)	0.89	0.05

Total from investment operations	0.16	(0.13)	1.33	0.35

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.41)	(0.42)	(0.28)

Net asset value, end of period	$6.59	$6.63	$7.17	$6.26

Total Return, at Net Asset Value[3]	2.55%	(2.11)%	22.06%	6.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$242,670	$198,648	$289,075	$52,976

Average net assets (in thousands)	$223,734	$278,098	$159,256	$22,067

Ratios to average net assets:[4]
Net investment income	6.94%	5.75%	6.55%	7.47%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.51%	0.51%	0.52%	0.54%
Interest and fees from borrowings	0.11%	0.08%	0.10%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.10%	0.17%	0.21%

Total expenses	0.68%	0.69%	0.79%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%	0.69%	0.79%	0.85%

Portfolio turnover rate	5%	13%	21%	30%

1. For the period from November 29, 2010 (inception of offering) to July 29, 2011 which represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

60    OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Rochester AMT-Free Municipal Fund (the “Fund”), formerly named Oppenheimer AMT-Free Municipal Fund, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and

61      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage

62      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating

63      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of January 31, 2014, the Fund’s maximum exposure under such agreements is estimated at $168,195,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At January 31, 2014, municipal bond holdings with a value of $494,092,559 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $295,955,000 in short-term floating rate securities issued and outstanding at that date.

At January 31, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 10,000,000	Birmingham, AL Commercial Devel. Authority (Civic Center Improvements) RIBS	10.230%	4/1/41	$11,371,000
5,000,000	CA Health Facilities Financing Authority ROLs[3]	18.028	7/1/39	7,438,400
7,500,000	CA Public Works	8.540	12/1/31	10,713,750
3,000,000	Chicago, IL Park District (Harbor Facilities) DRIVERS[3]	8.277	1/1/37	3,201,660
5,000,000	Chicago, IL Park District (Harbor Facilities) DRIVERS[3]	8.277	1/1/40	5,330,100
3,750,000	Clark County, NV Airport ROLs[3]	20.909	7/1/42	5,442,450
5,000,000	Clark County, NV Water Reclamation District DRIVERS	16.027	7/1/38	7,366,600
10,000,000	East Bay, CA Municipal Utility District (Water System) ROLs[3]	9.579	6/1/36	11,664,000
3,480,000	FL COP (Dept. of Management Services) DRIVERS	12.182	8/1/28	4,624,956
4,000,000	Greater Orlando, FL Aviation Authority ROLs[3]	15.361	10/1/32	4,903,360
4,000,000	Houston, TX Airport System ROLs[3]	17.159	7/1/39	5,670,720

64      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 5,000,000	IL Finance Authority (Northwestern Memorial Hospital) DRIVERS	18.625%	8/15/39	$7,565,000
3,335,000	IL Finance Authority ROLs[3]	11.880	12/1/30	3,887,676
1,665,000	IL Finance Authority ROLs	18.895	5/15/29	1,928,653
3,650,000	MI Hospital Finance Authority ROLs[3]	22.850	12/1/23	5,847,446
10,885,000	NH H&EFA (LRG Healthcare) DRIVERS	8.709	10/1/34	12,311,806
5,215,000	NH H&EFA ROLs[3]	26.249	4/1/38	8,261,811
3,000,000	North Central Texas HFDC (Children’s Medical Center) DRIVERS	17.759	8/15/39	3,876,720
4,920,000	NYC GO DRIVERS	16.448	4/1/36	7,270,973
10,000,000	NYC Municipal Water Finance Authority ROLs[3]	9.579	6/15/36	11,207,800
2,500,000	Orange County, FL School Board ROLs[3]	17.009	8/1/34	3,313,400
3,100,000	Pima County, AZ IDA (Metro Police Facility) DRIVERS	15.680	7/1/39	3,625,016
3,335,000	San Francisco, CA City & County COP ROLs[3]	11.880	10/1/33	4,105,485
4,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	18.716	11/15/29	6,379,680
2,625,000	University of California (Regents Medical Center) DRIVERS	15.161	5/15/37	3,289,020
3,000,000	University of Illinois (Auxiliary Facilities Systems) DRIVERS	17.759	4/1/38	4,349,520
7,500,000	WA Austin Trust Various States Inverse Certificates	8.388	10/1/33	8,767,500
11,265,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[3]	14.681	10/1/36	15,719,857
8,000,000	WI H&EFA (SSM Health Care Corp.) LIFERS[3]	9.898	6/1/34	8,703,200

				$198,137,559

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $295,955,000 or 12.61% of its total assets as of January 31, 2014.

65      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of January 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$7,588,396
Sold securities	587,059

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of January 31, 2014 is as follows:

Cost	$99,148,337
Market Value	44,824,375
Market value as % of Net Assets	2.25%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of January 31, 2014, securities with an aggregate market value of $787,500, representing 0.04% of the Fund’s net assets, were subject to these forbearance agreements. Interest payments of $134,663 are contractually owed to the Fund with respect to these securities and will not be collected under these forbearance agreements.

66      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended July 31, 2013, the Fund utilized $12,137,570 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$38,527,923
2017	105,610,446
2018	177,767,456
2019	12,340,869
No expiration	126,042,614

Total	$460,289,308

As of January 31, 2014, it is estimated that the capital loss carryforwards would be $334,246,694 expiring by 2019 and $147,219,873 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended January 31, 2014, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

67      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Federal tax cost of securities	$2,319,595,209 [1]

Gross unrealized appreciation	$112,565,422
Gross unrealized depreciation	(424,680,032)

Net unrealized depreciation	$(312,114,610)

1. The Federal tax cost of securities does not include cost of $285,004,537, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended January 31, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$6,804
Payments Made to Retired Trustees	18,915
Accumulated Liability as of January 31, 2014	148,682

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

68      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

69      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

70      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

71      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$ —	$ 51,842,053	$ —	$ 51,842,053
Alaska	—	591,153	—	591,153
Arizona	—	72,348,751	—	72,348,751
Arkansas	—	303,954	1,245,275	1,549,229
California	—	359,019,860	—	359,019,860
Colorado	—	47,818,520	—	47,818,520
Connecticut	—	5,996,069	—	5,996,069
Delaware	—	6,392,689	—	6,392,689
District of Colombia	—	21,286,096	—	21,286,096
Florida	—	273,598,043	—	273,598,043
Georgia	—	16,589,381	—	16,589,381
Idaho	—	1,084,283	—	1,084,283
Illinois	—	245,887,401	—	245,887,401
Indiana	—	37,599,596	—	37,599,596
Iowa	—	13,284,688	—	13,284,688
Kansas	—	3,218,513	—	3,218,513
Kentucky	—	100,829	—	100,829
Louisiana	—	48,200,362	—	48,200,362
Maine	—	7,668,860	—	7,668,860
Maryland	—	2,271,651	—	2,271,651
Massachusetts	—	9,423,319	1	9,423,320
Michigan	—	71,202,955	—	71,202,955

72      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table (Continued)
Investments, at Value: Continued
Municipal Bonds and Notes (Continued)
Minnesota	$ —	$ 8,075,632	$ —	$ 8,075,632
Mississippi	—	994,860	—	994,860
Missouri	—	57,486,361	—	57,486,361
Montana	—	9,655,346	—	9,655,346
Nebraska	—	10,896,788	—	10,896,788
Nevada	—	53,480,956	—	53,480,956
New Hampshire	—	56,915,434	—	56,915,434
New Jersey	—	9,420,505	—	9,420,505
New Mexico	—	3,623,525	—	3,623,525
New York	—	67,151,232	—	67,151,232
North Carolina	—	20,473	—	20,473
Ohio	—	168,215,927	—	168,215,927
Oklahoma	—	12,757,439	—	12,757,439
Oregon	—	867,248	—	867,248
Pennsylvania	—	22,317,688	—	22,317,688
Rhode Island	—	20,235,731	—	20,235,731
South Carolina	—	11,893,618	4,770,650	16,664,268
South Dakota	—	523,840	—	523,840
Tennessee	—	14,035,429	—	14,035,429
Texas	—	124,313,314	—	124,313,314
U.S. Possessions	—	201,195,288	—	201,195,288
Utah	—	6,573,548	—	6,573,548
Vermont	—	1,300,099	—	1,300,099
Virginia	—	22,279,297	—	22,279,297
Washington	—	68,398,051	—	68,398,051
West Virginia	—	3,067,863	—	3,067,863
Wisconsin	—	35,044,690	2	35,044,692
Corporate Bonds and Notes	—	—	—	—

Total Assets	$ —	$ 2,286,469,208	$ 6,015,928	$ 2,292,485,136

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

73      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Colorado	$ 482,980	$ —	$ —	$ (482,980)
Florida	1,702,622	—	—	(1,702,622)
Massachusetts	—	(1)	1	—
Wisconsin	—	(2)	2	—

Total Assets	$ 2,185,602	$ (3)	$ 3	$ (2,185,602)

  *Transferred from Level 3 to Level 2 due to the availability of market data for this security.

  **Transferred from Level 2 to Level 3 because of the lack of observable market data.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	28,953,395	$188,238,293	67,539,643	$490,421,994
Dividends and/or distributions reinvested	5,227,892	34,037,956	11,041,559	79,439,013
Redeemed	(66,631,700)	(433,596,050)	(102,490,481)	(733,637,109)

Net decrease	(32,450,413)	$(211,319,801)	(23,909,279)	$(163,776,102)

Class B
Sold	98,129	$633,242	210,107	$1,520,719
Dividends and/or distributions reinvested	81,148	525,149	173,861	1,244,276
Redeemed	(773,988)	(5,001,475)	(1,452,174)	(10,387,884)

Net decrease	(594,711)	$(3,843,084)	(1,068,206)	$(7,622,889)

Class C
Sold	5,965,309	$38,454,538	17,026,251	$122,036,482
Dividends and/or distributions reinvested	1,133,899	7,334,125	2,489,160	17,798,699
Redeemed	(19,598,817)	(126,570,786)	(25,043,403)	(178,033,192)

Net decrease	(12,499,609)	$(80,782,123)	(5,527,992)	$(38,198,011)

Class Y
Sold	19,077,119	$124,226,229	27,882,789	$202,484,452
Dividends and/or distributions reinvested	728,952	4,733,570	1,399,078	10,061,869
Redeemed	(12,931,162)	(83,573,514)	(39,602,756)	(284,816,660)

Net increase (decrease)	6,874,909	$45,386,285	(10,320,889)	$(72,270,339)

74      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2014 were as follows:

	Purchases	Sales

Investment securities	$127,441,605	$393,929,010

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of

75      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2013 were as follows:

Class B	$1,794,991
Class C	8,695,869

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

January 31, 2014	$83,286	$280,232	$29,833	$49,606

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the six months ended January 31, 2014, the Manager reimbursed the Fund $24,306 for legal costs and fees.

76      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1614% as of January 31, 2014. The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both

77      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Borrowings (Continued)

of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended January 31, 2014 equal 0.08% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of January 31, 2014, the Fund had borrowings outstanding at an interest rate of 0.1614%. Details of the borrowings for the six months ended January 31, 2014 are as follows:

Average Daily Loan Balance	$52,276,630
Average Daily Interest Rate	0.163%
Fees Paid	$438,061
Interest Paid	$49,847

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended January 31, 2014 are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received

78      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

7. Reverse Repurchase Agreements (Continued)

exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

Securities subject to reverse repurchase agreements are separately noted in the Statement of Investments. The Fund executed no transactions under the Facility during the six months ended January 31, 2014.

Details of reverse repurchase agreement transactions for the six months ended January 31, 2014 are as follows:

Fees Paid	$399,762

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties – including the Fund – in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of

79      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Pending Litigation (Continued)

three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

81      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail High Yield Muni funds. The Board noted that the Fund’s one-year and three-year performance was better than its category median although its five-year and ten-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load High Yield Muni funds with comparable asset levels and distribution features. The Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the

82      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

83      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

84      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel

Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

85      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

86      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

87      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0310.001.0114 March 24, 2014

SR0000.010.0114.fnl.indd 2 2/10/14 12:14 PM

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester AMT-Free Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	3/13/2014